UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21323
Eaton Vance Limited Duration Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
March 31
Date of Fiscal Year End
March 31, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Limited Duration Income Fund (EVV) Annual Report March 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2012
Eaton Vance
Limited Duration Income Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Financial Statements	5
Report of Independent Registered Public Accounting Firm	52
Federal Tax Information	53
Notice to Shareholders	54
Annual Meeting of Shareholders	55
Dividend Reinvestment Plan	56
Management and Organization	58
Important Notices	60

Eaton Vance
Limited Duration Income Fund
March 31, 2012
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 11-month fiscal period ending March 31, 2012, the U.S. Treasury market recorded positive returns, as did U.S. government agency mortgage-backed securities (MBS), investment-grade corporate bonds and commercial mortgage-backed securities (CMBS). The Fund’s principal investment among these asset classes is seasoned MBS. Seasoned MBS typically have underlying mortgages which originated in the 1990’s, lower/more favorable loan-to-home value ratios and historically low responsiveness to fluctuations in mortgage rates compared with generic non-seasoned MBS. Despite mortgage rates at all time lows and the continued efforts by the U.S. government to induce mortgage refinancings, prepayment rates on seasoned mortgages continued to run in the mid teens for the past 11 months, while speeds in the non-seasoned MBS segment approximately doubled during the period.
The senior loan, or bank loan, market generated positive returns for the 11 months. After strong performance in April of 2011, the market faltered in late summer in reaction to a deteriorating economic outlook. In October of 2011, the market rebounded as improving U.S. economic indicators increased investors’ appetite for riskier asset classes, such as high yield. That momentum carried into 2012, and the market posted a strong first quarter return.
The high-yield bond market also performed solidly for the 11 months, especially later in the period. The market was lackluster during late spring of 2011, even though issuer fundamentals were positive and defaults remained below 1%. The market encountered deeper troubles during the summer, driven by increased uncertainty surrounding the U.S. and peripheral European economies. Then the market rebounded, and October was the best performance month for 2011. Riskier assets, such as high yield, continued to rally into the first quarter.
Fund Performance
For the 11-month fiscal period ending March 31, 2012, the new fiscal year-end, Eaton Vance Limited Duration Income Fund (the Fund) had total returns of 4.44% at NAV and 7.40% at market price. For the 12 months ending March 31, 2012, the Fund had total returns of 5.86% at NAV and 8.77% at market price. The Fund is a closed-end fund and trades on the NYSE Amex exchange under the symbol “EVV.” The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.
The Fund currently invests at least 25% of total assets in each of: (1) investments rated investment grade, including, but not limited to, U.S. government securities (which include U.S. Treasuries, MBS, and other securities issued, backed, or otherwise guaranteed by the U.S. government, or its agencies or instrumentalities), CMBS and corporate debt obligations rated investment grade; and (2) investments rated below investment grade, including senior loans and high-yield debt securities. Fund assets may also include, among others, unsecured loans and money market instruments. At March 31, 2012, the Fund was invested 33.8% in investment-grade securities, including 23.9% in seasoned MBS, 6.2% in CMBS, and 3.7% in investment-grade corporate bonds; and 62.0% in below-investment-grade securities, including 29.6% in senior loans and 32.4% in high-yield corporate bonds.
For the 11 month period, the Fund’s investments in seasoned MBS slightly outperformed the Treasury market, as measured by the BofA Merrill Lynch 1-10 Year U.S. Treasury Index,2 as the income advantage from seasoned MBS more than offset the longer duration benefit of the treasury index.
For the 11 months, the Fund’s bank loan investments outperformed the loan market, as measured by the S&P/LSTA Leveraged Loan Index. The Fund’s bank loan holdings were slightly overweight BB-rated7 securities, which outperformed the lower-quality B-rated and below categories (as rated by Moody’s and S&P). Defaulted loans remained below 1% of Fund bank loan assets, lower than the market overall. Also, Fund bank loan performance was enhanced by market underweights in utilities and publishing and slight overweights in food and drug retailers.
Fund high-yield bond investments outperformed the broader market during the 11 months, as measured by BofA Merrill Lynch U.S. High Yield Index (High Yield Index). Credit selection was a key, particularly among CCC- and BB-rated holdings (as rated by Moody’s and S&P). Retail and services industries, which represented overweight positions versus the High Yield Index, and financial services and steel, which represented underweights, were the top contributors. Fund B-rated holdings detracted, as did selections in diversified media and the transportation (e.g., air and rail) industries.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2012
Performance2,3

Portfolio Managers Scott H. Page, CFA; Payson F. Swaffield, CFA; Mark S. Venezia, CFA; Michael W. Weilheimer, CFA; Catherine C. McDermott and Andrew Szczurowski, CFA

				Since
% Average Annual Total Returns	Inception Date	One Year	Five Years	Inception

Fund at NAV	5/30/2003	5.86%	7.68%	7.60%
Fund at Market Price	—	8.77	6.87	7.22

% Premium/Discount to NAV

				-3.02%

Distributions[4]

Total Distributions per share for the period (3/31/11 - 3/31/12)				$1.250
Distribution Rate at NAV				7.56%
Distribution Rate at Market Price				7.79%

% Total Leverage[5]

Auction Preferred Shares (APS)				9.84%
Borrowings				18.52
Fund Profile

Asset Allocation (% of net investments)6

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Limited Duration Income Fund
March 31, 2012
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of Treasury securities with maturities ranging from 1 to 10 years. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital.

[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its APS and borrowings, which could be reduced if Fund asset values decline.

[6]	Asset allocation as a percentage of the Fund’s net assets amounted to 140.8%.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 1, 2011, Andrew Szczurowski became a portfolio manager of the Fund to replace Susan Schiff, who will continue to serve as portfolio manager for other Eaton Vance funds. Mr. Szczurowski supported Ms. Schiff in her role as portfolio manager. He joined Scott H. Page, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, and Catherine C. McDermott.

Mr. Szczurowski is an Assistant Vice President of Eaton Vance Management and an analyst on Eaton Vance’s global/fixed-income MBS team. Andrew joined the MBS team of the global/fixed-income department in 2007. Prior to joining Eaton Vance, he was affiliated with Bank of New York Mellon.

The fiscal year end of the Fund was changed to March 31st. As a result, Management’s Discussion of Fund Performance and certain other sections of the report, where noted, cover an 11-month period.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments

Senior Floating-Rate Interests — 41.7%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 0.6%

AVIO S.p.A
Term Loan - Second Lien, 4.67%, Maturing June 14, 2016	EUR	700	$903,248
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing August 3, 2017		470	472,895
DAE Aviation Holdings, Inc.
Term Loan, 5.56%, Maturing July 31, 2014		1,373	1,363,401
Term Loan, 5.56%, Maturing July 31, 2014		1,438	1,428,150
Ducommun Incorporated
Term Loan, 5.50%, Maturing June 28, 2017		571	571,401
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		978	884,676
Sequa Corporation
Term Loan, 3.84%, Maturing December 3, 2014		2,191	2,171,993
Term Loan, 6.25%, Maturing December 3, 2014		274	276,284
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		1,536	1,518,374
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		823	824,652
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, Maturing April 7, 2017		367	366,182
Wyle Services Corporation
Term Loan, 5.75%, Maturing March 27, 2017		882	878,469

			$11,659,725

Air Transport — 0.1%

Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015		928	$809,171
Orbitz Worldwide Inc.
Term Loan, 3.32%, Maturing July 25, 2014		1,654	1,574,008

			$2,383,179

Automotive — 2.3%

Allison Transmission, Inc.
Term Loan, 2.75%, Maturing August 7, 2014		6,635	$6,599,155
Autoparts Holdings Limited
Term Loan, Maturing July 28, 2017(2)		1,000	1,007,500
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017		7,947	8,087,163
Delphi Corporation
Term Loan, 3.50%, Maturing March 31, 2017		1,994	1,996,417
Federal-Mogul Corporation
Term Loan, 2.18%, Maturing December 29, 2014		4,020	3,873,432
Term Loan, 2.18%, Maturing December 28, 2015		3,572	3,441,560

Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 1.75%, Maturing April 30, 2014		4,450	4,443,512
HHI Holdings LLC
Term Loan, 7.00%, Maturing March 21, 2017		1,670	1,678,021
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017		3,097	3,106,507
SRAM, LLC
Term Loan, 4.75%, Maturing June 7, 2018		2,837	2,840,824
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016		2,152	2,155,296
TriMas Corporation
Term Loan, 4.27%, Maturing June 21, 2017		1,117	1,119,354
Veyance Technologies, Inc.
Term Loan, 2.75%, Maturing July 31, 2014		293	278,883
Term Loan, 2.75%, Maturing July 31, 2014		2,045	1,947,081
Term Loan - Second Lien, 5.99%, Maturing July 31, 2015		2,100	1,883,001

			$44,457,706

Beverage and Tobacco — 0.0%(3)

Maine Beverage Company
Term Loan, 2.33%, Maturing March 31, 2013		143	$139,938

			$139,938

Building and Development — 0.5%

Beacon Sales Acquisition, Inc.
Term Loan, 3.07%, Maturing September 30, 2013		803	$797,668
Forestar Real Estate Group Inc.
Revolving Loan, 0.73%, Maturing August 6, 2013(4)		311	292,711
Term Loan, 6.50%, Maturing August 6, 2015		2,854	2,754,443
NCI Building Systems, Inc.
Term Loan, 6.50%, Maturing April 18, 2014		602	597,795
Panolam Industries International, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		1,798	1,724,971
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		2,102	2,098,894
Realogy Corporation
Term Loan, 3.24%, Maturing October 10, 2013		97	92,727
Summit Materials Companies I, LLC
Term Loan, 6.00%, Maturing January 30, 2019		500	504,375

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Building and Development (continued)

WCI Communities, Inc.
Term Loan, 10.00%, Maturing September 2, 2016(5)		791	$771,166

			$9,634,750

Business Equipment and Services — 4.5%

ACCO Brands Corporation
Term Loan, Maturing March 8, 2019(2)		1,500	$1,502,813
Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		3,161	3,152,730
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		3,123	3,123,874
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016		5,519	5,245,222
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017		545	545,521
Altegrity, Inc.
Term Loan, 2.99%, Maturing February 21, 2015		2,586	2,480,170
Audatex North America, Inc.
Term Loan, 2.69%, Maturing May 16, 2014	EUR	1,054	1,377,487
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		772	768,233
Brand Energy & Infrastructure Services, Inc.
Term Loan, 2.50%, Maturing February 7, 2014		910	834,918
Term Loan, 3.76%, Maturing February 7, 2014		983	915,929
Brickman Group Holdings Inc.
Term Loan, 7.25%, Maturing October 14, 2016		1,308	1,320,432
Brock Holdings III, Inc.
Term Loan, 6.03%, Maturing March 16, 2017		1,033	1,032,632
Catalina Marketing Corporation
Term Loan, 2.99%, Maturing October 1, 2014		1,978	1,908,844
ClientLogic Corporation
Term Loan, 7.33%, Maturing January 30, 2017		1,171	1,121,324
Education Management LLC
Term Loan, Maturing March 29, 2018(2)		2,125	2,061,250

Endurance International Group, Inc. (The)
Term Loan, 7.75%, Maturing December 20, 2017		1,870	1,874,988
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019		650	656,256
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018		1,567	1,573,002
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		3,077	3,087,328
Kronos, Inc.
Term Loan, 5.33%, Maturing June 9, 2017		1,452	$1,451,521
Term Loan, 6.25%, Maturing December 28, 2017		873	883,723
Lawson Software Inc.
Term Loan, Maturing March 30, 2018(2)		5,225	5,172,750
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017		809	805,328
Mitchell International, Inc
Term Loan - Second Lien, 5.75%, Maturing March 30, 2015		2,500	2,437,500
Monitronics International Inc
Term Loan, 5.50%, Maturing March 16, 2018		900	901,875
MSCI, Inc.
Term Loan, 3.50%, Maturing March 14, 2017		1,074	1,075,027
Oberthur Technologies
Term Loan, Maturing March 30, 2019(2)		575	546,250
Oz Management LP
Term Loan, Maturing November 15, 2016(2)		1,375	1,161,875
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		4,541	4,557,715
Res-Care, Inc.
Term Loan, 7.75%, Maturing December 22, 2016		1,485	1,462,688
Sabre, Inc.
Term Loan, 2.33%, Maturing September 30, 2014		7,465	7,020,325
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		718	719,544
Sungard Data Systems, Inc.
Term Loan, 3.98%, Maturing February 26, 2016		9,552	9,579,018
Term Loan, 3.99%, Maturing February 28, 2017		314	314,990
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		893	893,436
Trans Union, LLC
Term Loan, 4.75%, Maturing February 12, 2018		1,987	2,009,244
Travelport LLC
Term Loan, 4.97%, Maturing August 21, 2015		446	407,633
Term Loan, 5.08%, Maturing August 21, 2015		1,563	1,428,327
Term Loan, 5.08%, Maturing August 21, 2015		2,109	1,927,291
Term Loan, 5.80%, Maturing August 21, 2015	EUR	739	853,436
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		130	130,943
Term Loan, 6.00%, Maturing July 28, 2017		666	669,029
West Corporation
Term Loan, 2.65%, Maturing October 24, 2013		552	551,719

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

Term Loan, 4.49%, Maturing July 15, 2016		1,338	$1,345,156
Term Loan, 4.60%, Maturing July 15, 2016		3,806	3,823,057

			$86,712,353

Cable and Satellite Television — 2.0%

Bragg Communications Incorporated
Term Loan, 4.00%, Maturing February 28, 2018		400	$400,520
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		5,525	5,481,839
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		500	501,292
CSC Holdings, Inc.
Term Loan, 1.99%, Maturing March 29, 2016		2,617	2,598,999
Kabel Deutschland GMBH
Term Loan, 4.25%, Maturing February 1, 2019		1,100	1,099,541
Lavena Holdings 4 GmbH
Term Loan, 3.68%, Maturing March 6, 2015	EUR	2,045	2,393,469
Term Loan, 4.06%, Maturing March 4, 2016	EUR	2,045	2,393,469
Term Loan, 8.43%, Maturing March 6, 2017(5)	EUR	531	500,306
Term Loan - Second Lien, 5.18%, Maturing September 2, 2016	EUR	452	480,214
MCC Iowa LLC
Term Loan, 1.95%, Maturing January 30, 2015		2,323	2,247,317
Mediacom Broadband LLC
Term Loan, 4.50%, Maturing October 23, 2017		1,818	1,816,489
Mediacom Illinois, LLC
Term Loan, 1.95%, Maturing January 30, 2015		4,585	4,424,251
Mediacom LLC
Term Loan, 4.50%, Maturing October 23, 2017		1,007	1,006,643
NDS Finance Limited
Term Loan, 4.00%, Maturing March 12, 2018		990	992,722
P7S1 Broadcasting Holding II B.V.
Term Loan, 3.52%, Maturing July 1, 2016	EUR	1,235	1,559,520
UPC Broadband Holding B.V.
Term Loan, 4.32%, Maturing December 31, 2016	EUR	4,531	5,876,506
Term Loan, 4.57%, Maturing December 29, 2017	EUR	1,962	2,572,288
UPC Financing Partnership
Term Loan, 3.74%, Maturing December 30, 2016		239	238,539
Term Loan, 3.74%, Maturing December 29, 2017		1,815	1,807,264
Term Loan, 4.75%, Maturing December 29, 2017		400	400,417

			$38,791,605

Chemicals and Plastics — 1.8%

Ashland, Inc.
Term Loan, 3.75%, Maturing August 23, 2018		2,238	$2,241,794
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		1,263	1,279,333
Celanese U.S. Holdings LLC
Term Loan, 3.33%, Maturing October 31, 2016		2,091	2,102,420
Term Loan, 4.05%, Maturing October 31, 2016	EUR	1,345	1,803,118
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		624	624,914
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017		547	551,810
Huntsman International, LLC
Term Loan, 2.85%, Maturing April 19, 2017		2,166	2,138,765
Term Loan, 3.36%, Maturing April 19, 2017		258	254,826
Ineos Holdings Limited
Term Loan, 9.00%, Maturing June 16, 2015	EUR	500	693,211
Ineos US Finance LLC
Term Loan, 8.00%, Maturing December 16, 2014		104	107,599
MacDermid, Inc.
Term Loan, 2.61%, Maturing April 11, 2014	EUR	736	973,860
Momentive Performance Materials Inc.
Term Loan, Maturing May 29, 2015(2)		675	646,313
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015		2,833	2,723,034
Momentive Specialty Chemicals Inc.
Term Loan, 4.00%, Maturing May 5, 2015		857	852,373
Term Loan, 4.25%, Maturing May 5, 2015		385	383,205
Term Loan, 4.31%, Maturing May 5, 2015		2,269	2,243,489
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017		1,343	1,353,324
Rockwood Specialties Group, Inc.
Term Loan, 3.50%, Maturing February 9, 2018		2,228	2,244,413
Schoeller Arca Systems Holding B.V.
Term Loan, 5.49%, Maturing November 16, 2015	EUR	289	274,668
Term Loan, 5.49%, Maturing November 16, 2015	EUR	824	783,130
Term Loan, 5.49%, Maturing November 16, 2015	EUR	887	842,724
Solutia, Inc.
Term Loan, 3.50%, Maturing August 1, 2017		2,371	2,373,546
Sonneborn LLC
Term Loan, Maturing March 26, 2018(2)		675	676,688
Styron S.A.R.L, LLC
Term Loan, 6.00%, Maturing August 2, 2017		1,852	1,696,494
Taminco Global Chemical Corporation
Term Loan, 6.25%, Maturing February 15, 2019		400	403,375

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Chemicals and Plastics (continued)

Tronox, Inc.
Term Loan, 1.00%, Maturing February 8, 2018(4)	182	$182,257
Term Loan, 4.25%, Maturing February 8, 2018	668	669,109
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	3,988	4,002,087

		$35,121,879

Clothing / Textiles — 0.0%(3)

Phillips-Van Heusen Corporation
Term Loan, 3.50%, Maturing May 6, 2016	680	$683,079

		$683,079

Conglomerates — 0.6%

Jarden Corporation
Term Loan, 3.24%, Maturing March 30, 2018	846	$848,576
Jason Incorporated
Term Loan, 8.25%, Maturing September 21, 2014	247	247,298
Term Loan, 7.75%, Maturing September 22, 2014	224	222,782
Term Loan, 8.25%, Maturing September 22, 2014	99	98,840
Rexnord Corporation
Term Loan, 5.00%, Maturing April 2, 2018	4,425	4,431,492
RGIS Holdings LLC
Term Loan, 2.74%, Maturing April 30, 2014	96	95,094
Term Loan, 2.74%, Maturing April 30, 2014	1,899	1,875,585
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016	770	773,368
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018	3,095	3,086,138

		$11,679,173

Containers and Glass Products — 0.9%

Berry Plastics Corporation
Term Loan, 2.24%, Maturing April 3, 2015	4,458	$4,361,421
BWAY Corporation
Term Loan, 4.50%, Maturing February 23, 2018	235	235,239
Term Loan, 4.50%, Maturing February 23, 2018	2,545	2,551,879
Consolidated Container Company LLC
Term Loan - Second Lien, 5.75%, Maturing September 28, 2014	2,000	1,910,000
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017	711	709,210
Reynolds Group Holdings Inc.
Term Loan, 6.50%, Maturing February 9, 2018	3,036	3,078,193
Term Loan, 6.50%, Maturing August 9, 2018	3,027	3,068,875
Sealed Air Corporation
Term Loan, 4.75%, Maturing October 3, 2018	690	698,209
TricorBraun, Inc.
Term Loan, 2.49%, Maturing July 31, 2013	979	964,239

		$17,577,265

Cosmetics / Toiletries — 0.3%

Bausch & Lomb, Inc.
Term Loan, 3.49%, Maturing April 24, 2015	531	$531,065
Term Loan, 3.67%, Maturing April 24, 2015	2,174	2,173,438
Huish Detergents, Inc.
Term Loan, 2.25%, Maturing April 25, 2014	1,214	1,153,716
KIK Custom Products, Inc.
Term Loan - Second Lien, 5.24%, Maturing November 28, 2014	1,900	1,273,000
Prestige Brands, Inc.
Term Loan, 5.30%, Maturing January 31, 2019	505	509,060

		$5,640,279

Drugs — 0.4%

Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	748	$748,729
Capsugel Holdings US, Inc.
Term Loan, 5.25%, Maturing August 1, 2018	1,385	1,398,813
Endo Pharmaceuticals Holdings Inc.
Term Loan, 4.00%, Maturing June 18, 2018	541	542,489
Warner Chilcott Company, LLC
Term Loan, 3.75%, Maturing March 17, 2016	796	795,602
Term Loan, 4.25%, Maturing March 15, 2018	752	752,730
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	1,505	1,505,461
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	1,035	1,035,004

		$6,778,828

Ecological Services and Equipment — 0.1%

Big Dumpster Merger Sub, Inc.
Term Loan, 6.50%, Maturing February 5, 2013(5)	808	$699,023
Term Loan, 6.50%, Maturing February 5, 2013(5)	933	807,264
Envirotest Systems Holding Corp.
Term Loan - Second Lien, 15.50%, Maturing September 12, 2014(6)	136	139,832

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Ecological Services and Equipment (continued)

Viking Consortium Borrower Limited
Term Loan - Second Lien, 6.83%, Maturing March 31, 2016(5)	GBP	515	$310,208

			$1,956,327

Electronics / Electrical — 3.0%

Aeroflex Incorporated
Term Loan, 4.25%, Maturing May 9, 2018		1,564	$1,532,970
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016		1,911	1,924,249
Attachmate Corporation
Term Loan, 6.50%, Maturing April 27, 2017		2,852	2,845,638
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016		654	652,615
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018		1,617	1,619,863
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018		1,894	1,890,663
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018		1,648	1,649,649
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018		2,779	2,761,198
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016		1,185	1,176,483
Freescale Semiconductor, Inc.
Term Loan, 4.49%, Maturing December 1, 2016		4,321	4,215,735
InfoGroup Inc.
Term Loan, 5.75%, Maturing May 25, 2018		972	884,972
Infor Enterprise Solutions Holdings, Inc.
Term Loan, 5.74%, Maturing March 3, 2014		500	496,354
Term Loan, 4.97%, Maturing July 28, 2015		257	254,132
Term Loan, 5.97%, Maturing July 28, 2015		2,044	2,033,430
Term Loan, 5.97%, Maturing July 28, 2015		3,917	3,899,041
Term Loan - Second Lien, 6.49%, Maturing March 3, 2014		550	549,656
Term Loan - Second Lien, 6.49%, Maturing March 3, 2014		950	941,925
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018		1,667	1,669,812
NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018		1,020	1,024,974
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017		2,549	2,502,515
Term Loan, 5.50%, Maturing March 3, 2017		1,095	1,092,675
Term Loan, 5.25%, Maturing March 19, 2019		1,675	1,662,437
Open Solutions, Inc.
Term Loan, 2.69%, Maturing January 23, 2014		2,328	2,170,795
Rocket Software, Inc.
Term Loan, 7.00%, Maturing February 8, 2018		449	450,278
Rovi Solutions Corporation
Term Loan, Maturing March 28, 2019(2)		850	845,750
SafeNet Inc.
Term Loan, 2.74%, Maturing April 12, 2014		888	869,839
Semtech Corp
Term Loan, 4.25%, Maturing March 15, 2017		425	425,000
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018		3,747	3,748,639
Serena Software, Inc.
Term Loan, 4.47%, Maturing March 10, 2016		3,206	3,125,949
Term Loan, Maturing March 10, 2016(2)		350	344,750
SkillSoft Corporation
Term Loan, 6.50%, Maturing May 26, 2017		274	274,993
Term Loan, 6.50%, Maturing May 26, 2017		978	983,278
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018		1,450	1,474,650
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018		524	525,717
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016		2,052	2,043,046
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017		3,220	3,199,001

			$57,762,671

Equipment Leasing — 0.3%

BakerCorp International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018		896	$898,858
Delos Aircraft Inc.
Term Loan, 7.00%, Maturing March 17, 2016		775	779,794
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017		3,475	3,505,406

			$5,184,058

Financial Intermediaries — 1.5%

AmWINS Group, Inc.
Term Loan - Second Lien, 5.75%, Maturing June 8, 2014		500	$473,750
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 8, 2017		1,358	1,361,207

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Financial Intermediaries (continued)

CB Richard Ellis Services, Inc.
Term Loan, 3.49%, Maturing March 5, 2018		651	$648,085
Term Loan, 3.74%, Maturing September 4, 2019		615	612,080
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018		2,781	2,760,626
First Data Corporation
Term Loan, 2.99%, Maturing September 24, 2014		1,000	965,214
Term Loan, 2.99%, Maturing September 24, 2014		2,346	2,265,334
Term Loan, 2.99%, Maturing September 24, 2014		2,654	2,562,321
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016		612	588,957
Hamilton Lane Advisors, LLC
Term Loan, 6.50%, Maturing February 23, 2018		775	776,938
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017		987	986,687
LPL Holdings, Inc.
Term Loan, Maturing March 23, 2017(2)		1,000	980,000
Term Loan, 4.00%, Maturing March 22, 2019		3,125	3,126,953
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017		720	723,160
MIP Delaware, LLC
Term Loan, 5.50%, Maturing July 12, 2018		919	927,113
Nuveen Investments, Inc.
Term Loan, 5.75%, Maturing May 12, 2017		2,153	2,153,469
Term Loan, 5.76%, Maturing May 13, 2017		1,842	1,845,899
Term Loan, 7.25%, Maturing May 13, 2017		550	556,875
RJO Holdings Corp.
Term Loan, 6.25%, Maturing December 10, 2015(6)		32	26,624
Term Loan, 7.00%, Maturing December 10, 2015(6)		1,027	804,340
RPI Finance Trust
Term Loan, 4.00%, Maturing May 9, 2018		3,747	3,756,054
Vantiv, LLC
Term Loan, 2.75%, Maturing February 27, 2019		500	501,094

			$29,402,780

Food Products — 1.7%

Dean Foods Company
Term Loan, 1.75%, Maturing April 2, 2014		5,653	$5,603,041
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018		6,054	6,046,682
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018		1,059	1,066,778
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing January 3, 2018		673	675,416
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		1,067	1,069,765
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		1,441	1,443,416
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		6,321	6,336,561
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		2,350	2,353,213
Pinnacle Foods Finance LLC
Term Loan, 2.83%, Maturing April 2, 2014		7,059	7,076,359
Term Loan, Maturing April 18, 2018(2)		300	301,312
Solvest Ltd.
Term Loan, 5.03%, Maturing July 6, 2018		1,896	1,908,974

			$33,881,517

Food Service — 1.7%

Aramark Corporation
Term Loan, 3.34%, Maturing July 26, 2016		137	$136,794
Term Loan, 3.34%, Maturing July 26, 2016		246	245,711
Term Loan, 3.49%, Maturing July 26, 2016		3,742	3,736,195
Term Loan, 3.65%, Maturing July 26, 2016		1,696	1,693,258
Term Loan, 4.40%, Maturing July 26, 2016	GBP	950	1,496,733
Buffets, Inc.
Term Loan, 0.00%, Maturing April 21, 2015(7)		1,572	695,535
Term Loan, 0.00%, Maturing April 22, 2015(7)		169	88,988
Burger King Corporation
Term Loan, 4.50%, Maturing October 19, 2016		5,311	5,310,653
Denny’s Inc.
Term Loan, 5.25%, Maturing September 30, 2016		627	629,743
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		2,171	2,173,981
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		2,274	2,275,934
JRD Holdings Inc.
Term Loan, 2.50%, Maturing July 2, 2014		1,700	1,710,443
NPC International, Inc.
Term Loan, Maturing April 12, 2019(2)		700	700,000
OSI Restaurant Partners, LLC
Term Loan, 3.19%, Maturing June 14, 2013		547	538,588
Term Loan, 2.57%, Maturing June 14, 2014		6,038	5,940,281
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		505	508,392

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Food Service (continued)

Selecta
Term Loan - Second Lien, 5.64%, Maturing December 28, 2015	EUR	741	$682,133
U.S. Foodservice, Inc.
Term Loan, 2.74%, Maturing July 3, 2014		2,977	2,878,268
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 12, 2019		1,375	1,371,366
Wendy’s/Arby’s Restaurants, LLC
Term Loan, 5.00%, Maturing May 24, 2017		1,003	1,008,397

			$33,821,393

Food / Drug Retailers — 1.4%

Alliance Boots Holdings Limited
Term Loan, 3.32%, Maturing July 9, 2015	EUR	1,000	$1,269,349
Term Loan, 3.59%, Maturing July 9, 2015	GBP	4,950	7,307,880
General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		3,400	3,398,575
Pantry, Inc. (The)
Term Loan, 2.00%, Maturing May 15, 2014		289	284,917
Term Loan, 2.00%, Maturing May 15, 2014		1,004	989,417
Rite Aid Corporation
Term Loan, 2.00%, Maturing June 4, 2014		5,710	5,620,513
Term Loan, 4.50%, Maturing March 2, 2018		4,565	4,521,098
Roundy’s Supermarkets, Inc.
Term Loan, 5.75%, Maturing February 8, 2019		1,025	1,032,687
Supervalu Inc.
Term Loan, 4.50%, Maturing April 28, 2018		3,465	3,470,045

			$27,894,481

Health Care — 4.5%

Alere, Inc.
Term Loan, 4.50%, Maturing June 30, 2017		599	$596,069
Term Loan, 4.50%, Maturing June 30, 2017		2,587	2,576,492
Term Loan, Maturing March 28, 2018(2)		475	473,813
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016		927	857,190
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		721	723,144
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015		418	418,343
Term Loan, 8.50%, Maturing April 14, 2015		418	418,343
Aveta, Inc.
Term Loan, Maturing April 4, 2017(2)		700	679,000
Term Loan, Maturing April 4, 2017(2)		700	679,000
Biomet Inc.
Term Loan, 3.38%, Maturing March 25, 2015		3,820	3,783,546
CareStream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017		2,450	2,406,778
Catalent Pharma Solutions
Term Loan, 4.24%, Maturing September 15, 2016		1,092	1,081,968
Term Loan, 4.42%, Maturing September 15, 2016	EUR	1,905	2,518,467
Term Loan, 5.25%, Maturing September 15, 2017		648	648,375
CDRL MS, Inc.
Term Loan, 6.75%, Maturing September 30, 2016		878	880,282
Community Health Systems, Inc.
Term Loan, 2.63%, Maturing July 25, 2014		5,730	5,664,682
Term Loan, 3.99%, Maturing January 25, 2017		3,453	3,408,606
ConMed Corporation
Term Loan, 1.75%, Maturing April 12, 2013		562	552,416
Convatec Inc.
Term Loan, 5.75%, Maturing December 22, 2016		990	987,500
CRC Health Corporation
Term Loan, 4.97%, Maturing November 16, 2015		1,160	1,058,149

Dako (EQT Project Delphi)
Term Loan - Second Lien, 4.33%, Maturing December 12, 2016		750	615,625
DJO Finance LLC
Term Loan, 5.24%, Maturing November 1, 2016		502	499,003
Term Loan, 6.25%, Maturing September 15, 2017		425	424,380
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		1,985	1,880,448
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018		2,985	2,991,653
Fenwal, Inc.
Term Loan, 2.74%, Maturing February 28, 2014		141	136,446
Term Loan, 2.74%, Maturing February 28, 2014		822	795,644
Fresenius US Finance I Inc.
Term Loan, 3.25%, Maturing September 10, 2014		355	354,936
Term Loan, 3.25%, Maturing September 10, 2014		621	621,358
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017		3,228	3,228,534
HCA, Inc.
Term Loan, 3.72%, Maturing March 31, 2017		4,961	4,878,623
Term Loan, 3.49%, Maturing May 1, 2018		2,152	2,112,347
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018		2,020	2,007,111
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018		1,782	1,785,899

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care (continued)

Immucor, Inc.
Term Loan, 7.25%, Maturing August 17, 2018		746	$755,889
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016		1,973	1,873,958
Term Loan, 6.75%, Maturing May 15, 2018		1,340	1,272,881
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		1,737	1,671,742
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018		3,741	3,820,405
Lifepoint Hospitals, Inc.
Term Loan, 3.24%, Maturing April 15, 2015		2,901	2,897,258
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		948	955,883
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017		918	895,111
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		3,571	3,541,980
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018		2,070	2,097,194
Physiotherapy Associates, Inc.
Term Loan, 7.50%, Maturing June 27, 2013		905	900,491
Term Loan - Second Lien, 12.00%, Maturing June 27, 2014		500	497,500
Radnet Management, Inc.
Term Loan, 5.75%, Maturing April 6, 2016		2,340	2,334,055
Select Medical Corporation
Term Loan, 5.50%, Maturing May 25, 2018		3,226	3,153,048
Sunrise Medical Holdings B.V.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	735	949,740

TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		1,563	1,563,188
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016		983	983,551
Valeant Pharmaceuticals International
Term Loan, 3.75%, Maturing February 8, 2019		1,025	1,018,274
Vanguard Health Holding Co II., LLC
Term Loan, 5.00%, Maturing January 29, 2016		1,231	1,234,907
VWR Funding, Inc.
Term Loan, 2.74%, Maturing June 30, 2014		2,261	2,248,814

			$87,410,039

Home Furnishings — 0.6%

Hunter Fan Company
Term Loan, 2.75%, Maturing April 16, 2014		467	$436,523
Term Loan - Second Lien, 7.00%, Maturing October 16, 2014		500	412,500
National Bedding Company LLC
Term Loan, 3.76%, Maturing November 28, 2013		3,233	3,235,164
Term Loan - Second Lien, 5.25%, Maturing February 28, 2014		2,550	2,534,063
Oreck Corporation
Term Loan - Second Lien, 3.97%, Maturing March 19, 2016(6)		527	474,489
Sofia III S.a.r.l.
Term Loan, 2.92%, Maturing June 24, 2016	EUR	387	407,543

Yankee Candle Company, Inc. (The)
Term Loan, 4.25%, Maturing February 6, 2014		3,923	3,923,017

			$11,423,299

Industrial Equipment — 0.8%

Alliance Laundry Systems LLC
Term Loan, 6.28%, Maturing September 30, 2016		679	$680,253
Butterfly Wendel US, Inc.
Term Loan, 3.19%, Maturing June 23, 2014		590	587,061
Term Loan, 3.94%, Maturing June 22, 2015		589	586,871
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		1,347	1,349,997
Generac Power Systems
Term Loan, 3.75%, Maturing February 8, 2019		475	470,646
Grede LLC
Term Loan, Maturing April 3, 2017(2)		850	833,000
Husky Injection Molding Systems Ltd
Term Loan, 6.50%, Maturing June 29, 2018		995	1,003,491
Kion Group GMBH
Term Loan, 3.49%, Maturing December 23, 2014(5)		259	240,102
Term Loan, 4.17%, Maturing December 23, 2014(5)	EUR	848	1,059,317
Term Loan, 3.67%, Maturing December 29, 2014(5)	EUR	456	517,535
Term Loan, 3.99%, Maturing December 23, 2015(5)		259	240,101
Term Loan, 4.17%, Maturing December 29, 2015(5)	EUR	456	517,535
Term Loan, 4.42%, Maturing December 29, 2015(5)	EUR	848	1,059,317

Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		602	601,750
Polypore, Inc.
Term Loan, 2.25%, Maturing July 3, 2014		4,047	4,001,788
Schaeffler AG
Term Loan, 6.00%, Maturing January 27, 2017		1,175	1,181,903

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Industrial Equipment (continued)

Unifrax Corporation
Term Loan, 7.00%, Maturing November 28, 2018		399	$403,733

			$15,334,400

Insurance — 1.0%

Alliant Holdings I, Inc.
Term Loan, 3.47%, Maturing August 21, 2014		2,632	$2,609,614
Applied Systems, Inc
Term Loan, 5.53%, Maturing December 8, 2016		990	987,500
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		7,799	7,734,631
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		1,175	1,192,919
C.G. JCF Corp.
Term Loan, 3.25%, Maturing August 1, 2014		658	656,146
Hub International Limited
Term Loan, 2.97%, Maturing June 13, 2014		210	207,503
Term Loan, 2.97%, Maturing June 13, 2014		934	927,403
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016		660	659,099
USI Holdings Corporation
Term Loan, 2.75%, Maturing May 5, 2014		2,602	2,560,920
Term Loan, 7.00%, Maturing May 5, 2014		975	982,800

			$18,518,535

Leisure Goods / Activities / Movies — 1.7%

AMC Entertainment, Inc.
Term Loan, 3.49%, Maturing December 15, 2016		1,654	$1,640,019
Term Loan, 4.25%, Maturing February 22, 2018		1,022	1,014,769
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018		1,464	1,460,278
Bombardier Recreational Products, Inc.
Term Loan, 4.50%, Maturing June 28, 2016		2,854	2,854,491
Bright Horizons Family Solutions, Inc.
Term Loan, 4.28%, Maturing May 28, 2015		237	237,062
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017		2,412	2,421,109
Cinemark USA, Inc.
Term Loan, 3.57%, Maturing April 29, 2016		3,633	3,646,891
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016		1,990	2,002,361
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		5,275	5,282,995
Regal Cinemas, Inc.
Term Loan, 3.37%, Maturing August 23, 2017		3,950	3,941,772
Revolution Studios Distribution Company, LLC
Term Loan, 4.00%, Maturing December 21, 2014		1,414	1,032,450
Term Loan - Second Lien, 7.25%, Maturing June 21, 2015(6)		2,050	716,680
SeaWorld Parks & Entertainment, Inc.
Term Loan, 2.99%, Maturing February 17, 2016		971	965,951
Term Loan, 4.00%, Maturing August 17, 2017		910	910,092
Term Loan, Maturing August 17, 2017(2)		675	675,208
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018		2,200	2,200,757
Town Sports International Inc.
Term Loan, 7.00%, Maturing May 11, 2018		973	986,227
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015		1,451	1,413,037

			$33,402,149

Lodging and Casinos — 0.7%

Affinity Gaming, LLC
Term Loan, 10.00%, Maturing December 31, 2015		801	$818,801
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 13, 2018		990	992,295
Caesars Entertainment Operating Company
Term Loan, 5.49%, Maturing January 26, 2018		3,683	3,332,358
Gala Group LTD
Term Loan, 5.71%, Maturing May 30, 2018	GBP	1,775	2,404,965
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013		866	870,852
Las Vegas Sands LLC
Term Loan, 2.75%, Maturing November 23, 2016		717	693,177
Term Loan, 2.75%, Maturing November 23, 2016		2,631	2,542,943
LodgeNet Entertainment Corporation
Term Loan, 6.50%, Maturing April 4, 2014		556	536,771
Penn National Gaming, Inc.
Term Loan, 3.75%, Maturing July 16, 2018		1,216	1,217,459
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019		600	602,375
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 13, 2018		150	149,016

			$14,161,012

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Nonferrous Metals / Minerals — 0.6%

Compass Minerals Group, Inc.
Term Loan, 3.00%, Maturing January 15, 2016		1,698	$1,710,945
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		5,327	5,343,898
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019		1,050	1,059,188
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017		697	695,850
Term Loan, 4.00%, Maturing March 10, 2017		2,074	2,071,815
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.85%, Maturing May 8, 2016		1,388	1,396,359

			$12,278,055

Oil and Gas — 1.0%

Buffalo Gulf Coast Terminals LLC
Term Loan, 7.50%, Maturing October 31, 2017		597	$599,985
CCS Corporation
Term Loan, 6.50%, Maturing October 17, 2014		549	551,368
Term Loan, 3.24%, Maturing November 14, 2014		1,496	1,452,925
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015		512	514,165
Term Loan, 9.00%, Maturing June 23, 2017		491	504,145
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 20, 2018		1,175	1,198,010
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 21, 2017		2,725	2,676,746
Frac Tech International LLC
Term Loan, 6.25%, Maturing May 6, 2016		3,163	3,157,398
Gibson Energy
Term Loan, 5.75%, Maturing June 15, 2018		2,233	2,249,315
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		1,144	1,144,136
Obsidian Holdings LLC
Term Loan, 6.75%, Maturing November 2, 2015		2,274	2,255,778
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		1,074	1,081,769
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017		133	133,266
Term Loan, 6.50%, Maturing April 20, 2017		218	218,180
Term Loan, 6.50%, Maturing April 20, 2017		1,643	1,646,541

			$19,383,727

Publishing — 1.3%

Aster Zweite Beteiligungs GmbH
Term Loan, 5.67%, Maturing December 30, 2014	EUR	429	$552,288
Term Loan, 5.49%, Maturing December 31, 2014		243	230,313
Term Loan, 5.49%, Maturing December 31, 2014		655	620,662
Term Loan, 5.67%, Maturing December 31, 2014	EUR	479	617,305
Term Loan - Second Lien, 7.93%, Maturing June 30, 2016	EUR	1,500	1,622,446
Cengage Learning Acquisitions, Inc.
Term Loan, 2.49%, Maturing July 3, 2014		1,655	1,531,112
GateHouse Media Operating, Inc.
Term Loan, 2.25%, Maturing August 28, 2014		2,909	881,314
Term Loan, 2.25%, Maturing August 28, 2014		4,131	1,251,263
Term Loan, 2.50%, Maturing August 28, 2014		960	290,806
Getty Images, Inc.
Term Loan, 6.00%, Maturing November 13, 2015		600	602,875
Term Loan, 5.25%, Maturing November 7, 2016		1,961	1,973,637
Interactive Data Corp
Term Loan, 4.50%, Maturing February 12, 2018		3,097	3,105,351
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		5,333	5,232,598
Medianews Group
Term Loan, 8.50%, Maturing March 19, 2014		143	139,404
Merrill Communications, LLC
Term Loan, 7.50%, Maturing December 24, 2012		1,382	1,299,012
Nelson Education Ltd.
Term Loan, 2.97%, Maturing July 3, 2014		624	574,059
Nielsen Finance LLC
Term Loan, 3.49%, Maturing May 2, 2016		1,980	1,980,096
Penton Media, Inc.
Term Loan, 5.00%, Maturing August 1, 2014(5)		968	773,754
SGS International, Inc.
Term Loan, 3.75%, Maturing September 30, 2013		587	587,399
Source Interlink Companies, Inc.
Term Loan, 10.75%, Maturing June 18, 2013		1,116	1,082,837
Term Loan, 15.00%, Maturing March 18, 2014(5)(6)		856	511,685

Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		29	26,156
Term Loan, 8.00%, Maturing September 29, 2014		25	23,250

			$25,509,622

Radio and Television — 1.3%

Clear Channel Communication
Term Loan, 3.89%, Maturing January 28, 2016		984	800,577

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Radio and Television (continued)

Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018		4,536	$4,557,811
Entercom Radio, LLC
Term Loan, 6.28%, Maturing November 23, 2018		584	590,570
Foxco Acquisition Sub, LLC
Term Loan, 4.75%, Maturing July 14, 2015		850	851,621
Gray Television, Inc.
Term Loan, 3.75%, Maturing December 31, 2014		1,735	1,721,606
LIN Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018		599	602,241
Local TV Finance, LLC
Term Loan, 4.25%, Maturing May 7, 2015		1,712	1,707,486
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		651	653,840
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		2,999	3,010,050
Raycom TV Broadcasting, Inc.
Term Loan, 4.50%, Maturing May 31, 2017		918	904,292
Sinclair Television Group Inc.
Term Loan, 4.00%, Maturing October 28, 2016		361	360,903
Term Loan, Maturing December 15, 2016(2)		388	387,194
Tyrol Acquisitions 2 SAS
Term Loan, 4.42%, Maturing January 29, 2016	EUR	750	875,554
Term Loan, 4.42%, Maturing January 29, 2016	EUR	750	875,554
Univision Communications Inc.
Term Loan, 2.24%, Maturing September 29, 2014		1,831	1,809,366
Term Loan, 4.49%, Maturing March 31, 2017		4,218	3,919,579
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		1,249	1,251,961

			$24,880,205

Rail Industries — 0.0%(3)

RailAmerica, Inc.
Term Loan, 4.00%, Maturing March 1, 2019		800	$800,750

			$800,750

Retailers (Except Food and Drug) — 1.2%

99 Cents Only Stores
Term Loan, 7.75%, Maturing January 11, 2019		524	$534,325
AMSCAN Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		2,487	2,496,174
Dollar General Corporation
Term Loan, 2.99%, Maturing July 7, 2014		1,000	1,002,464
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		1,390	1,377,342
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018		2,680	2,638,358
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		2,627	2,614,750
Michaels Stores, Inc.
Term Loan, 5.07%, Maturing July 29, 2016		926	929,598

Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		3,250	3,247,969
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing March 30, 2018		1,676	1,682,313
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017		1,069	1,070,961
ServiceMaster Company
Term Loan, 2.75%, Maturing July 24, 2014		291	287,797
Term Loan, 2.80%, Maturing July 24, 2014		2,918	2,889,960
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		1,295	1,261,358
Vivarte SA
Term Loan, 3.16%, Maturing March 9, 2015	EUR	31	33,743
Term Loan, 3.16%, Maturing March 9, 2015	EUR	122	131,222
Term Loan, 3.16%, Maturing March 9, 2015	EUR	781	842,820
Term Loan, 3.79%, Maturing March 8, 2016	EUR	31	33,743
Term Loan, 3.79%, Maturing March 8, 2016	EUR	122	131,222
Term Loan, 3.79%, Maturing March 8, 2016	EUR	781	842,820

			$24,048,939

Steel — 0.1%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		644	$645,111
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		546	545,876

			$1,190,987

Surface Transport — 0.4%

Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		3,317	$3,311,320
Swift Transportation Co. Inc.
Term Loan, 3.99%, Maturing December 21, 2016		1,500	1,504,669
Term Loan, 5.00%, Maturing December 15, 2017		2,025	2,040,821

			$6,856,810

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Telecommunications — 2.0%

Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		918	$922,653
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		1,920	1,912,720
ERC Luxembourg Holdings Limited
Term Loan, 2.30%, Maturing September 30, 2014(5)	EUR	1,797	1,502,950
Term Loan, 2.55%, Maturing September 30, 2015(5)	EUR	1,797	1,503,256
Intelsat Jackson Holdings S.A.
Term Loan, 5.25%, Maturing April 2, 2018		10,471	10,538,192
IPC Systems, Inc.
Term Loan, 3.28%, Maturing May 31, 2014	GBP	1,326	2,094,131
Macquarie UK Broadcast Limited
Term Loan, 2.95%, Maturing December 1, 2014	GBP	1,071	1,572,416
MetroPCS Wireless, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		6,133	6,099,513
NTELOS Inc.
Term Loan, 4.00%, Maturing August 7, 2015		1,215	1,213,075
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		1,017	1,017,312
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017		990	995,346
Telesat LLC
Term Loan, Maturing March 26, 2019(2)		3,950	3,953,456
TowerCo Finance LLC
Term Loan, 4.50%, Maturing April 12, 2018		644	645,109
Windstream Corporation
Term Loan, 3.25%, Maturing December 17, 2015		3,851	3,851,390

			$37,821,519

Utilities — 0.8%

AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018		2,747	$2,753,789
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018		1,017	1,014,896
Term Loan, 4.50%, Maturing April 2, 2018		2,624	2,616,039
Dynegy Midwest Generation LLC
Term Loan, 9.25%, Maturing August 4, 2016		547	561,615
Dynegy Power, LLC
Term Loan, 9.25%, Maturing August 4, 2016		995	1,043,506
Invenergy LLC
Term Loan, 9.00%, Maturing November 21, 2017		773	771,130
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		4,714	4,713,064
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.74%, Maturing October 10, 2017		4,000	2,233,539

			$15,707,578

Total Senior Floating-Rate Interests
(identified cost $823,151,946)			$809,890,612

Corporate Bonds & Notes — 50.9%

		Principal
		Amount*
Security		(000’s omitted)	Value

Aerospace and Defense — 0.6%

Alliant Techsystems, Inc.
6.875%, 9/15/20		760	$815,100
Huntington Ingalls Industries, Inc.
6.875%, 3/15/18(8)		825	878,625
7.125%, 3/15/21(8)		2,025	2,179,406
Rural Metro Corp., Sr. Notes
10.125%, 7/15/19(8)		1,105	1,044,225
TransDigm, Inc.
7.75%, 12/15/18		6,545	7,117,688

			$12,035,044

Air Transport — 0.1%

CHC Helicopter SA, Sr. Notes
9.25%, 10/15/20(8)		2,025	$2,019,938

			$2,019,938

Automotive — 1.2%

Affinia Group, Inc., Sr. Notes
10.75%, 8/15/16(8)		2,964	$3,252,990
Allison Transmission, Inc.
7.125%, 5/15/19(8)		1,040	1,081,600
American Axle & Manufacturing Holdings, Inc., Sr. Notes
9.25%, 1/15/17(8)		1,174	1,317,815
Chrysler Group, LLC, Sr. Notes
8.25%, 6/15/21		1,835	1,862,525
Commercial Vehicle Group, Inc., Sr. Notes
7.875%, 4/15/19(8)		945	959,175
Kia Motors Corp., Sr. Notes
3.625%, 6/14/16(8)		1,400	1,428,545

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Automotive (continued)

Meritor, Inc.
8.125%, 9/15/15	1,450	$1,537,000
10.625%, 3/15/18	2,055	2,219,400
Navistar International Corp.
8.25%, 11/1/21	2,795	3,060,525
Tomkins, LLC
9.00%, 10/1/18	2,227	2,477,537
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes
10.625%, 9/1/17(8)	2,821	3,074,890
Visteon Corp.
6.75%, 4/15/19	675	688,500

		$22,960,502

Banks and Thrifts — 1.4%

Ally Financial, Inc.
5.50%, 2/15/17	5,000	$5,010,175
6.25%, 12/1/17	3,295	3,404,536
8.00%, 11/1/31	4,485	4,967,137
Bank of America N.A.
5.30%, 3/15/17	1,805	1,885,279
Bank of America NA, Sr. Notes
7.625%, 6/1/19	400	461,766
5.625%, 7/1/20	1,230	1,284,004
Barclays Bank PLC
6.05%, 12/4/17(8)	550	568,098
Capital One Financial Corp.
6.15%, 9/1/16	600	659,982
Citigroup, Inc.
6.875%, 3/5/38	350	404,319
Countrywide Financial Corp.
6.25%, 5/15/16	950	990,679
DBS Bank, Ltd., Sr. Sub. Notes
3.625% to 9/21/17, 9/21/22(8)(9)	680	664,209
Fifth Third Bancorp
8.25%, 3/1/38	510	677,339
HBOS PLC
6.75%, 5/21/18(8)	435	408,680
HSBC Holdings PLC
6.50%, 5/2/36	825	917,899
Regions Financial Corp., Sr. Notes
5.75%, 6/15/15	450	475,875
Royal Bank of Scotland Group PLC
5.05%, 1/8/15	340	332,864
Sovereign Bank
8.75%, 5/30/18	1,500	1,763,345
Standard Chartered Bank, Sr. Notes
6.40%, 9/26/17(8)	1,075	1,198,002
Zions Bancorporation
6.00%, 9/15/15	1,900	1,983,125

		$28,057,313

Beverage and Tobacco — 0.0%(3)

SABMiller Holdings, Inc.
4.95%, 1/15/42(8)	320	$331,737

		$331,737

Broadcast Radio and Television — 0.6%

Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/17	1,550	$1,706,937
7.625%, 3/15/20(8)	470	455,900
7.625%, 3/15/20(8)	1,955	1,925,675
LBI Media, Inc., Sr. Notes
9.25%, 4/15/19(8)	1,830	1,564,650
XM Satellite Radio Holdings, Inc.
13.00%, 8/1/14(8)	5,080	5,772,150

		$11,425,312

Brokers, Dealers and Investment Houses — 0.4%

Macquarie Bank, Ltd.
6.625%, 4/7/21(8)	550	$552,843
Morgan Stanley, Sr. Notes
7.30%, 5/13/19	1,900	2,046,984
SSI Investments II, Sr. Notes
11.125%, 6/1/18	4,340	4,839,100

		$7,438,927

Building and Development — 1.0%

Building Materials Corp. of America, Sr. Notes
6.75%, 5/1/21(8)	3,945	$4,196,494
CB Richard Ellis Service, Inc.
6.625%, 10/15/20	3,270	3,490,725
CB Richard Ellis Service, Inc., Sr. Sub. Notes
11.625%, 6/15/17	9,415	10,733,100
Interface, Inc., Sr. Notes
7.625%, 12/1/18	860	935,250

		$19,355,569

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Business Equipment and Services — 2.9%

ACCO Brands Corp., Sr. Notes
10.625%, 3/15/15		1,600	$1,750,016
Alliance Data Systems Corp., Sr. Notes
6.375%, 4/1/20(8)		1,210	1,237,225
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
9.625%, 3/15/18		3,230	3,520,700
8.25%, 1/15/19(8)		550	576,125
9.75%, 3/15/20		2,770	3,040,075
Brocade Communications Systems, Inc., Sr. Notes
6.625%, 1/15/18		700	738,500
6.875%, 1/15/20		890	985,675
Education Management, LLC, Sr. Notes
8.75%, 6/1/14		13,995	13,505,175
Lawson Software, Sr. Notes
9.375%, 4/1/19(8)		1,420	1,472,362
MDC Holdings, Inc.
5.625%, 2/1/20		555	547,266
MDC Partners, Inc.
11.00%, 11/1/16		1,145	1,253,775
RSC Equipment Rental, Inc.
10.25%, 11/15/19		1,525	1,715,625
8.25%, 2/1/21		440	470,800
RSC Equipment Rental, Inc., Sr. Notes
10.00%, 7/15/17(8)		4,540	5,266,400
Sitel, LLC/Sitel Finance Corp., Sr. Notes
11.50%, 4/1/18		915	663,375
TransUnion Holding Co., Inc., Sr. Notes
9.625%, 6/15/18(5)(8)		3,925	4,150,687
TransUnion LLC/TransUnion Financing Corp.
11.375%, 6/15/18(8)		3,880	4,568,700
United Rentals North America, Inc.
10.875%, 6/15/16		3,460	3,935,750
UR Financing Escrow Corp.
7.375%, 5/15/20(8)		4,375	4,484,375
UR Financing Escrow Corp., Sr. Notes
7.625%, 4/15/22(8)		2,960	3,048,800

			$56,931,406

Cable and Satellite Television — 1.2%

Cablevision Systems Corp., Sr. Notes
8.625%, 9/15/17		2,135	$2,335,156
7.75%, 4/15/18		1,055	1,107,750
CCO Holdings, LLC/CCO Capital Corp.
7.875%, 4/30/18		1,425	1,546,125
7.00%, 1/15/19		420	447,300
8.125%, 4/30/20(8)		365	406,975
7.375%, 6/1/20		2,110	2,299,900
Comcast Corp.
6.95%, 8/15/37		595	753,715
CSC Holdings, LLC, Sr. Notes
6.75%, 11/15/21(8)		2,780	2,908,575
Mediacom Broadband Corp., Sr. Notes
8.50%, 10/15/15		3,290	3,405,150
Mediacom, LLC/Mediacom Capital Corp., Sr. Notes
9.125%, 8/15/19		785	856,631
Time Warner Cable, Inc.
8.75%, 2/14/19		1,055	1,376,796
UPCB Finance V, Ltd., Sr. Notes
7.25%, 11/15/21(8)		3,055	3,245,938
UPCB Finance VI, Ltd., Sr. Notes
6.875%, 1/15/22(8)		2,025	2,100,938

			$22,790,949

Chemicals and Plastics — 2.1%

Celanese US Holdings, LLC
6.625%, 10/15/18(8)		880	$941,600
5.875%, 6/15/21		940	992,875
CF Industries, Inc., Sr. Notes
6.875%, 5/1/18		2,990	3,460,925
7.125%, 5/1/20		2,230	2,662,062
Chemtura Corp.
7.875%, 9/1/18		2,185	2,359,800
INEOS Finance, PLC, Sr. Notes
7.25%, 2/15/19(8)	EUR	1,000	1,330,365
8.375%, 2/15/19(8)		3,700	3,922,000
Kraton Polymers LLC, Sr. Notes
6.75%, 3/1/19		940	975,250
Lyondell Chemical Co., Sr. Notes
11.00%, 5/1/18		5,513	6,118,928
LyondellBasell Industries N.V., Sr. Notes
5.00%, 4/15/19(8)		5,505	5,518,762
5.75%, 4/15/24(8)		4,350	4,350,000
Nova Chemicals Corp., Sr. Notes
8.375%, 11/1/16		1,960	2,185,400
Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19(8)		320	338,400

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Chemicals and Plastics (continued)

PolyOne Corp., Sr. Notes
7.375%, 9/15/20	585	$621,563
Scotts Miracle-Gro Co. (The)
7.25%, 1/15/18	565	611,613
Solutia, Inc.
8.75%, 11/1/17	1,725	1,964,344
Taminco Global Chemical Corp.
9.75%, 3/31/20(8)	550	574,750
Vertellus Specialties, Inc., Sr. Notes
9.375%, 10/1/15(8)	1,250	956,250

		$39,884,887

Clothing / Textiles — 0.5%

Oxford Industries, Inc., Sr. Notes
11.375%, 7/15/15	4,521	$4,899,634
Phillips-Van Heusen Corp., Sr. Notes
7.75%, 11/15/23	3,740	4,264,535

		$9,164,169

Commercial Services — 0.1%

Covanta Holding Corp., Sr. Notes
6.375%, 10/1/22	2,085	$2,128,097

		$2,128,097

Conglomerates — 0.3%

Amsted Industries, Inc., Sr. Notes
8.125%, 3/15/18(8)	3,220	$3,461,500

Manitowoc Co., Inc. (The)
9.50%, 2/15/18	800	888,000
RBS Global & Rexnord Corp.
11.75%, 8/1/16	1,775	1,883,719

		$6,233,219

Containers and Glass Products — 0.9%

Ball Corp.
5.00%, 3/15/22	1,250	$1,254,688
BWAY Holding Co.
10.00%, 6/15/18(8)	620	683,550
Reynolds Group Holdings, Inc., Sr. Notes
8.75%, 10/15/16(8)	2,030	2,156,875
7.125%, 4/15/19(8)	2,665	2,791,587
9.00%, 4/15/19(8)	1,020	1,009,800
9.875%, 8/15/19(8)	1,740	1,781,325
9.875%, 8/15/19(8)	2,505	2,564,494
Sealed Air Corp., Sr. Notes
8.375%, 9/15/21(8)	4,260	4,808,475

		$17,050,794

Diversified Financial Services — 1.3%

Aircastle, Ltd.
6.75%, 4/15/17(8)	1,175	$1,175,000
7.625%, 4/15/20(8)	585	585,000
CIT Group, Inc.
8.50%, 5/22/19	615	759,063
CIT Group, Inc., Sr. Notes
5.25%, 4/1/14(8)	3,360	3,448,200
4.75%, 2/15/15(8)	5,180	5,238,669
5.25%, 3/15/18	1,215	1,240,819
CNH Capital, LLC
6.25%, 11/1/16(8)	2,055	2,214,262
Discover Financial Services, Sr. Notes
6.45%, 6/12/17	1,000	1,118,574
General Electric Capital Corp.
5.30%, 2/11/21	2,350	2,548,751
General Electric Capital Corp., Sr. Notes
2.95%, 5/9/16	250	260,981
General Motors Financial Co., Inc.
6.75%, 6/1/18	1,365	1,459,375

Goldman Sachs Group, Inc. (The)
5.95%, 1/15/27	1,300	1,302,967
Jefferies Group, Inc., Sr. Notes
5.125%, 4/13/18	250	245,000
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Notes
5.625%, 3/15/20(8)	4,335	4,389,187

		$25,985,848

Diversified Manufacturing Operations — 0.1%

Hutchison Whampoa International, Ltd.
6.25%, 1/24/14(8)	500	$537,511
7.45%, 11/24/33(8)	400	534,955

		$1,072,466

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Diversified Media — 0.4%

Catalina Marketing Corp.
10.50%, 10/1/15(8)	3,255	$3,124,800
11.625%, 10/1/17(8)	4,150	3,735,000
Checkout Holding Corp., Sr. Notes
0.00%, 11/15/15(8)	3,170	1,331,400

		$8,191,200

Drugs — 0.8%

Endo Pharmaceuticals Holdings, Inc.
7.00%, 7/15/19(8)	1,260	$1,351,350
7.00%, 12/15/20(8)	1,275	1,370,625
7.25%, 1/15/22(8)	555	596,625
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Sr. Notes
9.50%, 12/1/19(8)	5,050	5,504,500
Patheon, Inc., Sr. Notes
8.625%, 4/15/17(8)	1,185	1,025,025
Warner Chilcott Co., LLC
7.75%, 9/15/18	5,430	5,687,925

		$15,536,050

Ecological Services and Equipment — 0.2%

Casella Waste Systems, Inc.
7.75%, 2/15/19	960	$955,200
Casella Waste Systems, Inc., Sr. Notes
11.00%, 7/15/14	845	908,375
Clean Harbors, Inc., Sr. Notes
7.625%, 8/15/16	995	1,052,212
Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(6)(8)	149	126,454
Waste Management, Inc.
7.75%, 5/15/32	560	763,624

		$3,805,865

Electronics / Electrical — 1.0%

Advanced Micro Devices, Inc., Sr. Notes
8.125%, 12/15/17	1,670	$1,845,350
7.75%, 8/1/20	945	1,044,225
Agilent Technologies, Inc., Sr. Notes
5.50%, 9/14/15	1,100	1,237,252
Amphenol Corp.
4.00%, 2/1/22	1,000	1,008,069
Comision Federal de Electricidad
4.875%, 5/26/21(8)	1,100	1,177,000
Dominion Resources, Inc., Sr. Notes
5.15%, 7/15/15	1,155	1,300,472
Duke Energy Corp., Sr. Notes
3.55%, 9/15/21	1,000	1,034,274
Energizer Holdings, Inc.
4.70%, 5/19/21	860	895,721
MidAmerican Energy Holdings Co., Sr. Notes
5.75%, 4/1/18	800	941,311
PPL Energy Supply, LLC, Sr. Notes
6.50%, 5/1/18	430	497,435
Scottish Power, Ltd., Sr. Notes
5.375%, 3/15/15	1,040	1,126,558
Sophia, LP
9.75%, 1/15/19(8)	1,355	1,453,238
Southern Power Co., Sr. Notes
4.875%, 7/15/15	295	325,441
Spectrum Brands, Inc., Sr. Notes
9.50%, 6/15/18(8)	1,090	1,234,425
6.75%, 3/15/20(8)	2,675	2,711,781
Tyco Electronics Group SA
5.95%, 1/15/14	850	909,079
7.125%, 10/1/37	400	508,802

		$19,250,433

Equipment Leasing — 1.0%

AWAS Aviation Capital, Ltd., Sr. Notes
7.00%, 10/17/16(8)	4,945	$5,179,762
International Lease Finance Corp., Sr. Notes
5.875%, 5/1/13	705	724,388
5.65%, 6/1/14	3,650	3,732,125
8.75%, 3/15/17	1,525	1,700,375
6.25%, 5/15/19	1,930	1,905,006
8.25%, 12/15/20	3,275	3,610,242
8.625%, 1/15/22	2,615	2,919,109

		$19,771,007

Financial Intermediaries — 0.9%

First Data Corp., Sr. Notes
7.375%, 6/15/19(8)	3,105	$3,178,744
Ford Motor Credit Co., LLC, Sr. Notes
12.00%, 5/15/15	3,380	4,199,650
8.00%, 12/15/16	4,975	5,779,323
8.125%, 1/15/20	1,530	1,854,565
5.875%, 8/2/21	1,980	2,138,699

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Financial Intermediaries (continued)

Janus Capital Group, Inc., Sr. Notes
6.70%, 6/15/17	100	$107,205

		$17,258,186

Financial Services — 0.5%

BBVA Bancomer SA
6.50%, 3/10/21(8)	1,300	$1,361,750
Bear Stearns Co., LLC
7.25%, 2/1/18	1,750	2,112,250
E*Trade Financial Corp., Sr. Notes
12.50%, 11/30/17(5)	3,860	4,511,375
UBS AG, Sr. Sub. Notes
5.875%, 7/15/16	1,325	1,397,647

		$9,383,022

Food Products — 0.7%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes
15.00%, 5/15/17(8)	2,175	$1,578,338
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes
10.75%, 5/15/16(8)	5,465	5,014,137
Corn Products International, Inc., Sr. Notes
6.625%, 4/15/37	325	367,692
Michael Foods, Inc.
9.75%, 7/15/18	4,360	4,812,350
Pinnacle Foods Finance, LLC
10.625%, 4/1/17	620	657,200
Post Holdings, Inc., Sr. Notes
7.375%, 2/15/22(8)	210	220,500
Ralcorp Holdings, Inc., Sr. Notes
6.625%, 8/15/39	1,440	1,446,381

		$14,096,598

Food Service — 0.2%

Aramark Holdings Corp., Sr. Notes
8.625%, 5/1/16(5)(8)	1,030	$1,058,325
NPC International, Inc.
10.50%, 1/15/20(8)	3,405	3,728,475

		$4,786,800

Food / Drug Retailers — 0.1%

Pantry, Inc.
7.75%, 2/15/14	1,040	$1,043,900
Safeway, Inc., Sr. Notes
6.35%, 8/15/17	490	570,697
7.25%, 2/1/31	500	589,414

		$2,204,011

Forest Products — 0.4%

Boise Paper Holdings, LLC
9.00%, 11/1/17	370	$409,775
8.00%, 4/1/20	605	668,525
Domtar Corp., Sr. Notes
10.75%, 6/1/17	2,995	3,886,012
Longview Fibre Paper & Packaging, Inc., Sr. Notes
8.00%, 6/1/16(8)	260	266,175
Sappi Papier Holdings GmbH, Sr. Notes
6.625%, 4/15/21(8)	2,765	2,599,100

		$7,829,587

Health Care — 2.8%

Accellent, Inc., Sr. Notes
8.375%, 2/1/17	3,655	$3,691,550
Alere, Inc., Sr. Notes
7.875%, 2/1/16	3,585	3,755,287
American Renal Holdings, Sr. Notes
8.375%, 5/15/18	600	641,250
Amgen, Inc., Sr. Notes
6.375%, 6/1/37	700	803,946
AMGH Merger Sub, Inc.
9.25%, 11/1/18(8)	1,845	1,928,025
Bausch & Lomb, Inc., Sr. Notes
9.875%, 11/1/15	1,875	1,982,812
Bio-Rad Laboratories, Inc.
8.00%, 9/15/16	800	892,000
Biomet, Inc.
10.375%, 10/15/17(5)	2,290	2,478,925
ConvaTec Healthcare E SA, Sr. Notes
10.50%, 12/15/18(8)	1,835	1,894,638
DJO Finance, LLC
8.75%, 3/15/18(8)	485	492,275
Emergency Medical Services Corp.
8.125%, 6/1/19	1,255	1,295,788
Fresenius Medical Care US Finance II, Inc.
5.625%, 7/31/19(8)	1,640	1,693,300
5.875%, 1/31/22(8)	1,365	1,405,950

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Health Care (continued)

Fresenius US Finance II, Inc., Sr. Notes
9.00%, 7/15/15(8)	1,400	$1,620,500
HCA Holdings, Inc., Sr. Notes
7.75%, 5/15/21(8)	795	825,806
HCA, Inc.
7.50%, 2/15/22	2,930	3,127,775
HCA, Inc., Sr. Notes
9.875%, 2/15/17	2,330	2,551,350
6.50%, 2/15/20	2,985	3,141,712
Hillenbrand, Inc., Sr. Notes
5.50%, 7/15/20	1,800	1,891,647
Kinetic Concepts, Inc.
10.50%, 11/1/18(8)	2,080	2,181,400
12.50%, 11/1/19(8)	1,900	1,805,000
Laboratory Corp. of America Holdings, Sr. Notes
4.625%, 11/15/20	700	745,874
Multiplan, Inc.
9.875%, 9/1/18(8)	4,060	4,405,100
Physio-Control International, Inc., Sr. Notes
9.875%, 1/15/19(8)	1,575	1,661,625
PSS World Medical, Inc.
6.375%, 3/1/22(8)	1,385	1,430,013
Stewart Enterprises, Inc.
6.50%, 4/15/19(8)	555	581,363
STHI Holding Corp.
8.00%, 3/15/18(8)	1,375	1,464,375
Teleflex, Inc.
6.875%, 6/1/19	540	584,550
USPI Finance Corp.
9.00%, 4/1/20(8)	1,880	1,945,800
Wyeth, LLC
6.50%, 2/1/34	720	944,102

		$53,863,738

Home Furnishings — 0.3%

Sealy Mattress Co., Sr. Notes
10.875%, 4/15/16(8)	5,360	$5,829,054

		$5,829,054

Industrial Equipment — 0.5%

JMC Steel Group, Inc., Sr. Notes
8.25%, 3/15/18(8)	1,895	$1,980,275
Kennametal, Inc., Sr. Notes
3.875%, 2/15/22	970	978,300
Polypore International, Inc.
7.50%, 11/15/17	760	805,600
Terex Corp., Sr. Notes
10.875%, 6/1/16	5,550	6,340,875

		$10,105,050

Insurance — 0.4%

Alliant Holdings I, Inc.
11.00%, 5/1/15(8)	1,600	$1,686,000
American International Group, Inc., Sr. Notes
5.60%, 10/18/16	800	866,992
General American Life Insurance Co.
7.625%, 1/15/24(8)	2,200	2,665,747
QBE Insurance Group, Ltd., Sr. Notes
9.75%, 3/14/14(8)	1,235	1,355,798
USI Holdings Corp., Sr. Notes
4.378%, 11/15/14(8)(10)	905	850,700
Validus Holdings, Ltd., Sr. Notes
8.875%, 1/26/40	934	1,032,870

		$8,458,107

Leisure Goods / Activities / Movies — 1.2%

AMC Entertainment, Inc., Sr. Notes
8.75%, 6/1/19	1,145	$1,205,112
AMC Networks, Inc.
7.75%, 7/15/21(8)	1,100	1,232,000
Cinemark USA, Inc.
7.375%, 6/15/21	685	738,088
Hasbro, Inc., Sr. Notes
6.35%, 3/15/40	450	488,035
NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(8)	940	1,036,350
NCL Corp, Ltd., Sr. Notes
11.75%, 11/15/16	3,615	4,202,437
9.50%, 11/15/18(8)	925	1,001,313
9.50%, 11/15/18(8)	1,865	2,018,862
Regal Cinemas Corp.
8.625%, 7/15/19	220	241,450
Regal Entertainment Group
9.125%, 8/15/18	875	962,500
Royal Caribbean Cruises, Sr. Notes
7.00%, 6/15/13	2,205	2,315,250
6.875%, 12/1/13	1,400	1,484,000
11.875%, 7/15/15	530	646,600

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

7.25%, 6/15/16	660	$716,100
7.25%, 3/15/18	1,680	1,806,000
Seven Seas Cruises, S de RL, LLC
9.125%, 5/15/19(8)	2,225	2,269,500
Vail Resorts, Inc.
6.50%, 5/1/19(8)	685	722,675

		$23,086,272

Lodging and Casinos — 3.9%

Buffalo Thunder Development Authority
9.375%, 12/15/14(7)(8)	4,300	$1,526,500
Caesars Operating Escrow, LLC, Sr. Notes
8.50%, 2/15/20(8)	6,150	6,273,000
Harrah’s Operating Co., Inc.
5.375%, 12/15/13	3,300	3,003,000
5.625%, 6/1/15	8,435	6,642,562
10.00%, 12/15/15	1,190	1,100,750
12.75%, 4/15/18	1,355	1,182,238
Harrah’s Operating Co., Inc., Sr. Notes
11.25%, 6/1/17	4,615	5,053,425
Inn of the Mountain Gods Resort & Casino, Sr. Notes
8.75%, 11/30/20(8)	1,197	1,176,053
MCE Finance, Ltd., Sr. Notes
10.25%, 5/15/18	2,205	2,486,137
MGM Resorts International
6.75%, 9/1/12	7,885	8,057,484
6.75%, 4/1/13	2,110	2,186,487
5.875%, 2/27/14	2,280	2,359,800
7.75%, 3/15/22	4,620	4,712,400
MGM Resorts International, Sr. Notes
10.375%, 5/15/14	1,655	1,884,631
11.125%, 11/15/17	1,715	1,948,669
9.00%, 3/15/20(8)	755	843,713
Mohegan Tribal Gaming Authority
10.50%, 12/15/16(8)	4,830	4,214,175
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
11.00%, 9/15/18(8)	7,925	5,864,500
Peninsula Gaming, LLC
8.375%, 8/15/15	1,325	1,404,500
10.75%, 8/15/17	3,220	3,574,200
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp.
8.625%, 4/15/16(8)	740	788,100
Tunica-Biloxi Gaming Authority, Sr. Notes
9.00%, 11/15/15(8)	3,565	3,582,825
Waterford Gaming, LLC, Sr. Notes
8.625%, 9/15/14(6)(8)	3,676	2,118,678
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
7.75%, 8/15/20	3,705	4,089,394

		$76,073,221

Nonferrous Metals / Minerals — 1.5%

Arch Coal, Inc., Sr. Notes
8.75%, 8/1/16	980	$1,033,900
Barrick International Barbados Corp.
6.35%, 10/15/36(8)	500	567,182
CII Carbon, LLC, Sr. Notes
8.00%, 12/1/18(8)	2,805	2,952,262
Consol Energy, Inc.
8.00%, 4/1/17(8)	1,785	1,869,788
FMG Resources PTY, Ltd., Sr. Notes
7.00%, 11/1/15(8)	7,835	8,030,875
8.25%, 11/1/19(8)	3,300	3,481,500
Novelis, Inc.
8.375%, 12/15/17	1,565	1,705,850
8.75%, 12/15/20	3,010	3,311,000
Quadra FNX Mining, Ltd., Sr. Notes
7.75%, 6/15/19(8)	3,730	4,261,525
Rio Tinto Finance USA, Ltd.
5.20%, 11/2/40	200	211,428
Vale, Inc.
6.875%, 11/21/36	300	348,526
Vale, Inc., Sr. Notes
5.70%, 10/15/15	500	552,298

		$28,326,134

Oil and Gas — 6.4%

AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 5/20/20	2,605	$2,650,588
7.00%, 5/20/22	3,260	3,333,350
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Notes
6.25%, 8/20/19	1,570	1,575,888
Anadarko Finance Co.
7.50%, 5/1/31	465	574,688
Anadarko Petroleum Corp., Sr. Notes
6.375%, 9/15/17	3,595	4,275,656

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Oil and Gas (continued)

Atwood Oceanics, Inc., Sr. Notes
6.50%, 2/1/20	1,305	$1,376,775
Basic Energy Services, Inc.
7.75%, 2/15/19(8)	685	705,550
Berry Petroleum Co., Sr. Notes
10.25%, 6/1/14	2,435	2,824,600
6.375%, 9/15/22	3,375	3,476,250
Bill Barrett Corp.
9.875%, 7/15/16	505	558,025
7.625%, 10/1/19	1,800	1,836,000
Calfrac Holdings, LP, Sr. Notes
7.50%, 12/1/20(8)	955	964,550
Cameron International Corp., Sr. Notes
7.00%, 7/15/38	700	886,607
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc.
6.625%, 11/15/19(8)	1,100	1,097,250
Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes
9.00%, 4/1/15(8)	5,266	5,660,950
Concho Resources, Inc.
6.50%, 1/15/22	685	726,100
Concho Resources, Inc., Sr. Notes
7.00%, 1/15/21	1,800	1,939,500
Continental Resources, Inc.
7.375%, 10/1/20	305	340,075
7.125%, 4/1/21(8)	735	819,525
5.00%, 9/15/22(8)	2,460	2,475,375
Denbury Resources, Inc.
8.25%, 2/15/20	1,674	1,879,065
Denbury Resources, Inc., Sr. Sub. Notes
9.75%, 3/1/16	3,285	3,621,712
Devon Energy Corp., Sr. Notes
5.60%, 7/15/41	560	630,498
Energy Transfer Partners, LP, Sr. Notes
6.00%, 7/1/13	690	724,817
7.50%, 7/1/38	550	624,895
Enterprise Products Operating, LLC
5.60%, 10/15/14	600	662,957
6.125%, 10/15/39	500	563,393
Forest Oil Corp.
7.25%, 6/15/19	410	402,825
Frac Tech Services, LLC/Frac Tech Finance, Inc.
7.625%, 11/15/18(8)	4,000	4,200,000
Frontier Oil Corp.
6.875%, 11/15/18	610	637,450
Harvest Operations Corp.
6.875%, 10/1/17(8)	920	979,800
Holly Corp.
9.875%, 6/15/17	1,435	1,607,200
Holly Energy Partners LP/Holly Energy Finance Corp.
6.50%, 3/1/20(8)	615	625,763
Kinder Morgan Energy Partners, LP, Sr. Notes
3.50%, 3/1/16	650	685,167
6.95%, 1/15/38	500	571,304
Kodiak Oil & Gas Corp.
8.125%, 12/1/19(8)	2,690	2,848,038
Nabors Industries, Inc.
6.15%, 2/15/18	2,000	2,336,128
Noble Holding International, Ltd., Sr. Notes
2.50%, 3/15/17	960	968,810
Oasis Petroleum, Inc.
6.50%, 11/1/21	955	964,550
OGX Petroleo E Gas Participacoes SA
8.50%, 6/1/18(8)	3,880	4,050,720
Oil States International, Inc.
6.50%, 6/1/19(8)	2,685	2,832,675
PBF Holding Co., LLC, Sr. Notes
8.25%, 2/15/20(8)	125	128,125
Peabody Energy Corp.
6.00%, 11/15/18(8)	4,770	4,698,450
6.25%, 11/15/21(8)	4,090	4,028,650
PetroBakken Energy, Ltd., Sr. Notes
8.625%, 2/1/20(8)	3,060	3,197,700
Petrobras International Finance Co.
9.125%, 7/2/13	1,300	1,430,000
6.875%, 1/20/40	700	827,092
Petroleum Development Corp., Sr. Notes
12.00%, 2/15/18	1,870	2,038,300
Precision Drilling Corp.
6.625%, 11/15/20(8)	1,150	1,210,375
Precision Drilling Corp., Sr. Notes
6.50%, 12/15/21(8)	2,390	2,509,500
Quicksilver Resources, Inc., Sr. Notes
11.75%, 1/1/16	5,490	5,833,125
Range Resources Corp.
6.75%, 8/1/20	1,815	1,978,350

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Oil and Gas (continued)

Rockies Express Pipeline, LLC, Sr. Notes
3.90%, 4/15/15(8)	600	$558,000
6.85%, 7/15/18(8)	500	470,000
Rosetta Resources, Inc.
9.50%, 4/15/18	1,115	1,232,075
Rowan Cos., Inc., Sr. Notes
7.875%, 8/1/19	600	716,929
Samson Investment Co.
9.75%, 2/15/20(8)	2,730	2,767,538
SESI, LLC
6.375%, 5/1/19(8)	3,365	3,583,725
SESI, LLC, Sr. Notes
6.875%, 6/1/14	690	695,175
Shell International Finance BV
5.20%, 3/22/17	775	911,664
Southwestern Energy Co., Sr. Notes
7.50%, 2/1/18	4,200	5,080,160
Targa Resources Partners, LP/Targa Resources Partners Finance Corp.
6.375%, 8/1/22(8)	655	668,100
Venoco, Inc.
11.50%, 10/1/17	545	569,525
Venoco, Inc., Sr. Notes
8.875%, 2/15/19	1,745	1,605,400
Weatherford International, Ltd.
4.50%, 4/15/22	1,025	1,037,269
WPX Energy, Inc., Sr. Notes
5.25%, 1/15/17(8)	1,635	1,635,000
6.00%, 1/15/22(8)	3,405	3,422,025

		$123,347,321

Publishing — 1.6%

Laureate Education, Inc.
10.00%, 8/15/15(8)	8,540	$8,796,200
10.25%, 8/15/15(5)(8)	9,109	9,472,986
11.75%, 8/15/17(8)	9,770	10,478,325
Nielsen Finance, LLC
11.50%, 5/1/16	1,139	1,318,392
Nielsen Finance, LLC, Sr. Notes
11.625%, 2/1/14	105	121,800

		$30,187,703

Radio and Television — 0.6%

Crown Media Holdings, Inc.
10.50%, 7/15/19	940	$1,031,650
Cumulus Media, Inc., Sr. Notes
7.75%, 5/1/19(8)	1,345	1,277,750
NBCUniversal Media, LLC, Sr. Notes
2.10%, 4/1/14	475	485,274
WMG Acquisition Corp., Sr. Notes
9.50%, 6/15/16(8)	600	657,000
9.50%, 6/15/16	3,660	4,007,700
11.50%, 10/1/18(8)	3,755	4,036,625

		$11,495,999

Rail Industries — 0.2%

American Railcar Industry, Sr. Notes
7.50%, 3/1/14	2,020	$2,050,300
Kansas City Southern Mexico, Sr. Notes
8.00%, 2/1/18	1,000	1,120,000
6.125%, 6/15/21	740	803,825

		$3,974,125

Real Estate Investment Trusts (REITs) — 0.1%

Development Diversified Realty Corp., Sr. Notes
9.625%, 3/15/16	945	$1,144,896
DuPont Fabros Technology, LP
8.50%, 12/15/17	895	988,975
Goodman Funding PTY, Ltd., Sr. Notes
6.375%, 4/15/21(8)	560	580,463

		$2,714,334

Retailers (Except Food and Drug) — 3.1%

Academy, Ltd./Academy Finance Corp.
9.25%, 8/1/19(8)	3,000	$3,093,750
Amscan Holdings, Inc., Sr. Sub. Notes
8.75%, 5/1/14	14,383	14,473,038
Express, LLC/Express Finance Corp.
8.75%, 3/1/18	6,915	7,692,937
Kohl’s Corp.
4.00%, 11/1/21	1,000	1,033,215
Limited Brands, Inc.
8.50%, 6/15/19	3,325	3,948,438
6.625%, 4/1/21	6,135	6,679,481
5.625%, 2/15/22	4,210	4,267,887

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Macy’s Retail Holdings, Inc.
5.90%, 12/1/16	740	$849,890
6.90%, 4/1/29	400	466,715
Michaels Stores, Inc.
11.375%, 11/1/16	1,280	1,366,477
7.75%, 11/1/18	625	668,750
PETCO Animal Supplies, Inc.
9.25%, 12/1/18(8)	4,475	4,933,687
Sally Holdings, LLC/Sally Capital, Inc.
6.875%, 11/15/19(8)	125	133,750
ServiceMaster Co./TN
8.00%, 2/15/20(8)	1,275	1,364,250
Toys “R” Us
10.75%, 7/15/17	2,675	2,942,500
Toys “R” Us, Sr. Notes
7.875%, 4/15/13	4,370	4,544,800
7.375%, 9/1/16(8)	1,925	1,982,750

		$60,442,315

Steel — 0.1%

RathGibson, Inc., Sr. Notes
11.25%, 2/15/14(6)(7)	4,915	$0
SunCoke Energy, Inc.
7.625%, 8/1/19	1,365	1,409,363

		$1,409,363

Surface Transport — 0.2%

CEVA Group PLC, Sr. Notes
11.625%, 10/1/16(8)	1,250	$1,331,250
8.375%, 12/1/17(8)	2,510	2,497,450
Hertz Corp.
7.50%, 10/15/18	25	26,656
Ryder System, Inc.
2.50%, 3/1/17	975	981,542

		$4,836,898

Technology — 0.4%

International Game Technology, Sr. Notes
7.50%, 6/15/19	1,170	$1,372,028
Seagate HDD Cayman
7.00%, 11/1/21(8)	3,340	3,607,200
Western Union Co. (The)
6.20%, 11/17/36	1,000	1,049,443
Xerox Corp., MTN, Sr. Notes
7.20%, 4/1/16	1,165	1,355,786

		$7,384,457

Telecommunications — 5.3%

America Movil SAB de CV
5.00%, 10/16/19	600	$669,564
American Tower Corp., Sr. Notes
5.05%, 9/1/20	2,240	2,317,753
AT&T, Inc., Sr. Notes
5.80%, 2/15/19	2,150	2,554,884
Avaya, Inc., Sr. Notes
9.75%, 11/1/15	1,860	1,841,400
10.125%, 11/1/15(5)	6,715	6,681,201
7.00%, 4/1/19(8)	1,130	1,138,475
Cellco Partnership/Verizon Wireless Capital, LLC, Sr. Notes
8.50%, 11/15/18	1,250	1,718,123
CenturyLink, Inc., Sr. Notes
6.45%, 6/15/21	5,385	5,535,392
Digicel Group, Ltd., Sr. Notes
12.00%, 4/1/14(8)	5,100	5,724,750
8.25%, 9/1/17(8)	3,655	3,901,712
Equinix, Inc., Sr. Notes
7.00%, 7/15/21	1,340	1,474,000
GCI, Inc., Sr. Notes
6.75%, 6/1/21	660	667,425
Hughes Satellite Systems Corp., Sr. Notes
6.50%, 6/15/19	3,235	3,396,750
Intelsat Bermuda, Ltd.
11.25%, 6/15/16	3,265	3,444,575
Intelsat Luxembourg SA
11.50%, 2/4/17(5)(8)	1,753	1,827,307
11.50%, 2/4/17	4,435	4,579,137
News America, Inc.
8.00%, 10/17/16	950	1,167,149
Nextel Communications, Inc.
6.875%, 10/31/13	7,160	7,195,800
5.95%, 3/15/14	5,205	5,231,025
7.375%, 8/1/15	3,140	3,045,800
SBA Telecommunications, Inc.
8.00%, 8/15/16	959	1,035,720
8.25%, 8/15/19	640	708,800
Sprint Nextel Corp.
9.00%, 11/15/18(8)	8,950	9,845,000

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Telecommunications (continued)

Sprint Nextel Corp., Sr. Notes
6.00%, 12/1/16	1,760	$1,579,600
9.125%, 3/1/17(8)	1,225	1,221,938
Telefonica Emisiones SAU
5.877%, 7/15/19	600	609,838
Telesat Canada/Telesat, LLC, Sr. Notes
11.00%, 11/1/15	2,465	2,643,712
Telesat Canada/Telesat, LLC, Sr. Sub. Notes
12.50%, 11/1/17	6,830	7,666,675
Wind Acquisition Finance SA, Sr. Notes
12.25%, 7/15/17(8)	8,446	7,298,445
Windstream Corp.
8.125%, 9/1/18	2,490	2,676,750
7.75%, 10/1/21	675	725,625
7.50%, 6/1/22	1,870	1,963,500

		$102,087,825

Utilities — 1.4%

AES Corp. (The), Sr. Notes
7.375%, 7/1/21(8)	1,365	$1,515,150
Calpine Construction Finance Co., Sr. Notes
8.00%, 6/1/16(8)	4,275	4,670,438
Dolphin Subsidiary II, Inc., Sr. Notes
6.50%, 10/15/16(8)	2,075	2,241,000
7.25%, 10/15/21(8)	4,210	4,694,150
Duquesne Light Holdings, Inc., Sr. Notes
5.90%, 12/1/21(8)	2,000	2,139,886
Edison Mission Energy, Sr. Notes
7.50%, 6/15/13	1,355	1,117,875
Exelon Generation Co., LLC, Sr. Notes
5.35%, 1/15/14	925	992,289
NRG Energy, Inc.
8.25%, 9/1/20	3,910	3,870,900
7.875%, 5/15/21	2,015	1,944,475
Reliant Energy, Inc., Sr. Notes
7.625%, 6/15/14	360	364,500
Southwestern Electric Power Co., Sr. Notes
6.20%, 3/15/40	565	669,444
Texas Competitive Electric Holdings Co., LLC, Sr. Notes
11.50%, 10/1/20(8)	3,580	2,353,850

		$26,573,957

Total Corporate Bonds & Notes
(identified cost $946,634,024)		$987,174,809

Foreign Government Securities — 0.0%(3)

	Principal
	Amount
Security	(000’s omitted)	Value

Government of Bermuda, Sr. Note 5.603%, 7/20/20(8)	$200	$226,882

Total Foreign Government Securities
(identified cost $200,000)		$226,882

Mortgage Pass-Throughs — 28.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
5.00%, with various maturities to 2023(11)	$22,613	$24,417,482
5.50%, with various maturities to 2032(12)	7,022	7,664,951
6.00%, with various maturities to 2031(11)	7,035	7,666,715
6.50%, with various maturities to 2032(11)	37,795	42,896,211
7.00%, with various maturities to 2036(11)	27,962	32,249,881
7.13%, with maturity at 2023	384	443,050
7.50%, with various maturities to 2029	15,793	18,634,449
7.65%, with maturity at 2022	535	607,908
7.70%, with maturity at 2022	44	51,807
8.00%, with various maturities to 2030	10,269	12,071,932
8.25%, with maturity at 2020	314	363,568
8.30%, with maturity at 2020	846	981,216
8.50%, with various maturities to 2031	8,011	9,684,890
9.00%, with various maturities to 2031	2,453	2,869,078
9.50%, with various maturities to 2025	1,974	2,302,913
10.00%, with maturity at 2020	282	324,641
10.50%, with maturity at 2020	242	283,959
12.00%, with maturity at 2020	212	231,183
13.00%, with maturity at 2015	15	16,568

		$163,762,402

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association:
2.427%, with maturity at 2022(13)	$1,978	$2,030,867
2.975%, with maturity at 2036(13)	3,841	3,964,142
4.50%, with maturity at 2018	2,932	3,139,577
5.00%, with various maturities to 2018(11)	17,515	18,918,796
5.50%, with various maturities to 2028	7,458	8,178,256
6.00%, with various maturities to 2033	18,390	20,422,941
6.325%, with maturity at 2032(13)	11,464	12,488,491
6.50%, with various maturities to 2036(11)	97,643	111,104,595
6.75%, with maturity at 2023	289	333,033
7.00%, with various maturities to 2036	40,847	47,776,946
7.50%, with various maturities to 2035	17,319	20,624,102
8.00%, with various maturities to 2031	6,775	7,978,715
8.25%, with maturity at 2018	15	16,620
8.269%, with maturity at 2027(14)	1,639	1,984,827
8.466%, with maturity at 2028(14)	634	752,611
8.50%, with various maturities to 2030	7,576	8,993,066
8.519%, with maturity at 2029(14)	460	551,152
8.591%, with maturity at 2024(14)	79	93,034
8.625%, with maturity at 2027(14)	592	696,658
9.00%, with various maturities to 2027	10,101	12,097,490
9.299%, with maturity at 2018(14)	347	389,767
9.50%, with various maturities to 2030	2,783	3,338,402
9.852%, with maturity at 2025(14)	543	624,996
10.00%, with various maturities to 2020	740	851,182
10.29%, with maturity at 2019(14)	412	461,765
10.50%, with maturity at 2021	641	740,607
11.50%, with maturity at 2016	119	128,688

		$288,681,326

Government National Mortgage Association:
6.00%, with maturity at 2024	$1,906	$2,163,354
6.50%, with various maturities to 2032	16,625	19,070,847
7.00%, with various maturities to 2033	10,432	12,294,032
7.50%, with various maturities to 2032	22,368	26,692,576
8.00%, with various maturities to 2034	14,285	17,110,645
8.30%, with maturity at 2020	490	574,963
8.50%, with various maturities to 2022	886	1,053,075
9.00%, with various maturities to 2026	4,291	5,151,368
9.50%, with various maturities to 2026	5,978	7,225,350
10.00%, with maturity at 2019	324	375,323

		$91,711,533

Total Mortgage Pass-Throughs
(identified cost $511,299,274)		$544,155,261

Collateralized Mortgage Obligations — 5.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 24, Class J, 6.25%, 11/25/23	$1,168	$1,278,675
Series 1497, Class K, 7.00%, 4/15/23	1,282	1,360,048
Series 1529, Class Z, 7.00%, 6/15/23	2,001	2,123,457
Series 1620, Class Z, 6.00%, 11/15/23	1,673	1,813,482
Series 1677, Class Z, 7.50%, 7/15/23	1,021	1,184,969
Series 1702, Class PZ, 6.50%, 3/15/24	12,847	13,882,619
Series 2113, Class QG, 6.00%, 1/15/29	3,118	3,389,689
Series 2122, Class K, 6.00%, 2/15/29	477	517,696
Series 2130, Class K, 6.00%, 3/15/29	323	354,344
Series 2167, Class BZ, 7.00%, 6/15/29	316	336,112
Series 2182, Class ZB, 8.00%, 9/15/29	2,628	3,016,513
Series 2198, Class ZA, 8.50%, 11/15/29	3,736	4,045,362
Series 2245, Class A, 8.00%, 8/15/27	8,591	9,946,255
Series 2458, Class ZB, 7.00%, 6/15/32	3,106	3,550,648

		$46,799,869

Federal National Mortgage Association:
Series G92-44, Class Z, 8.00%, 7/25/22	$287	$316,468
Series G92-44, Class ZQ, 8.00%, 7/25/22	466	514,943
Series G92-46, Class Z, 7.00%, 8/25/22	772	871,978
Series G92-60, Class Z, 7.00%, 10/25/22	1,290	1,433,200
Series G93-35, Class ZQ, 6.50%, 11/25/23	14,699	16,513,942
Series G93-40, Class H, 6.40%, 12/25/23	3,308	3,711,074
Series 1988-14, Class I, 9.20%, 6/25/18	210	237,558
Series 1989-1, Class D, 10.30%, 1/25/19	186	207,198
Series 1989-34, Class Y, 9.85%, 7/25/19	364	427,218
Series 1990-17, Class G, 9.00%, 2/25/20	271	314,840
Series 1990-27, Class Z, 9.00%, 3/25/20	132	152,379
Series 1990-29, Class J, 9.00%, 3/25/20	140	162,420
Series 1990-43, Class Z, 9.50%, 4/25/20	631	740,993
Series 1991-98, Class J, 8.00%, 8/25/21	224	257,204
Series 1992-77, Class ZA, 8.00%, 5/25/22	1,575	1,836,115
Series 1992-103, Class Z, 7.50%, 6/25/22	105	121,258
Series 1992-113, Class Z, 7.50%, 7/25/22	192	221,750
Series 1992-185, Class ZB, 7.00%, 10/25/22	401	456,301
Series 1993-16, Class Z, 7.50%, 2/25/23	1,003	1,159,465
Series 1993-22, Class PM, 7.40%, 2/25/23	792	916,598
Series 1993-25, Class J, 7.50%, 3/25/23	1,242	1,437,069
Series 1993-30, Class PZ, 7.50%, 3/25/23	2,183	2,531,654
Series 1993-42, Class ZQ, 6.75%, 4/25/23	2,675	3,004,208
Series 1993-56, Class PZ, 7.00%, 5/25/23	446	506,109
Series 1993-156, Class ZB, 7.00%, 9/25/23	510	576,333
Series 1994-45, Class Z, 6.50%, 2/25/24	3,627	4,066,466
Series 1994-89, Class ZQ, 8.00%, 7/25/24	1,973	2,330,791

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 1996-57, Class Z, 7.00%, 12/25/26	$2,085	$2,394,047
Series 1997-77, Class Z, 7.00%, 11/18/27	985	1,125,684
Series 1998-44, Class ZA, 6.50%, 7/20/28	879	1,002,070
Series 1999-45, Class ZG, 6.50%, 9/25/29	363	413,652
Series 2000-22, Class PN, 6.00%, 7/25/30	2,708	3,031,734
Series 2001-37, Class GA, 8.00%, 7/25/16	381	411,279
Series 2002-1, Class G, 7.00%, 7/25/23	680	769,638
Series 2002-21, Class PE, 6.50%, 4/25/32	2,960	3,342,607

		$57,516,243

Government National Mortgage Association:
Series 2002-45, Class PG, 6.00%, 3/17/32	$3,248	$3,518,601
Series 2005-72, Class E, 12.00%, 11/16/15	192	208,216

		$3,726,817

Total Collateralized Mortgage Obligations
(identified cost $101,316,735)		$108,042,929

Commercial Mortgage-Backed Securities — 8.7%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2004-1, Class A4, 4.76%, 11/10/39	$22,300	$23,468,821
BACM, Series 2004-6, Class A5, 4.811%, 12/10/42	820	879,173
BSCMS, Series 2002-TOP8, Class C, 5.22%, 8/15/38(14)	2,000	2,051,665
BSCMS, Series 2004-PWR3, Class A4, 4.715%, 2/11/41	1,250	1,314,300
BSCMS, Series 2004-PWR4, Class A2, 5.286%, 6/11/41(14)	3,189	3,310,774
BSCMS, Series 2005-PW10, Class A4, 5.405%, 12/11/40(14)	3,352	3,759,186
BSCMS, Series 2005-PWR7, Class A3, 5.116%, 2/11/41(14)	2,361	2,582,768
CGCMT, Series 2004-C1, Class A3, 5.251%, 4/15/40(14)	1,535	1,573,856
CGCMT, Series 2004-C1, Class A4, 5.361%, 4/15/40(14)	12,215	13,125,072
COMM, Series 2004-LB2A, Class A4, 4.715%, 3/10/39	22,695	23,922,474
COMM, Series 2005-LP5, Class A2, 4.63%, 5/10/43	644	643,336
COMM, Series 2012-LC4, Class C, 5.825%, 12/10/44	500	507,489
CSFB, Series 2003-C3, Class A5, 3.936%, 5/15/38	3,108	3,164,204
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	710	712,561
CSFB, Series 2004-C1, Class A4, 4.75%, 1/15/37(14)	12,397	13,029,507
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(14)	1,577	1,693,735
CSFB, Series 2005-C4, Class A3, 5.12%, 8/15/38(14)	4,096	4,106,631
GECMC, Series 2005-C1, Class A3, 4.578%, 6/10/48	1,103	1,125,486
GMACC, Series 2002-C3, Class A2, 4.93%, 7/10/39	1,693	1,715,240
GMACC, Series 2004-C3, Class A5, 4.864%, 12/10/41	750	810,934
GSMS, Series 2003-C1, Class A3, 4.608%, 1/10/40	7,000	7,132,678
JPMCC, Series 2004-CBX, Class A4, 4.529%, 1/12/37	499	499,316
JPMCC, Series 2004-CBX, Class A5, 4.654%, 1/12/37	500	506,148
JPMCC, Series 2005-LDP3, Class A3, 4.959%, 8/15/42	4,079	4,232,857
JPMCC, Series 2005-LDP4, Class A4, 4.918%, 10/15/42(14)	3,000	3,282,873
JPMCC, Series 2005-LDP5, Class A3, 5.234%, 12/15/44(14)	27,214	28,910,099
JPMCC, Series 2005-LDP5, Class AJ, 5.326%, 12/15/44(14)	1,000	1,026,776
JPMCC, Series 2011-C3, Class A2, 3.673%, 2/15/46(8)	2,000	2,127,964
LB-UBS, Series 2003-C1, Class A4, 4.394%, 3/15/32	1,350	1,380,575
LB-UBS, Series 2003-C7, Class A4, 4.931%, 9/15/35(14)	5,000	5,224,968
MLMT, Series 2003-KEY1, Class A4, 5.236%, 11/12/35(14)	3,775	3,985,481
MSC, Series 2004-IQ7, Class A3, 5.35%, 6/15/38(14)	4,989	5,023,877
MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(14)	660	706,719
RBSCF, Series 2010-MB1, Class C, 4.674%, 4/15/24(8)(14)	500	512,379
WBCMT, Series 2003-C6, Class F, 5.125%, 8/15/35(8)(14)	965	990,447
WBCMT, Series 2004-C12, Class A4, 5.317%, 7/15/41(14)	250	268,749
WF-RBS, Series 2012-C6, Class B, 4.697%, 4/15/45	500	507,324

Total Commercial Mortgage-Backed Securities
(identified cost $164,327,591)		$169,816,442

Asset-Backed Securities — 0.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2, 6.974%, 12/15/20(10)	$343	$286,506
Avalon Capital Ltd. 3, Series 1A, Class D, 2.442%, 2/24/19(8)(10)	589	464,844
Babson Ltd., Series 2005-1A, Class C1, 2.517%, 4/15/19(8)(10)	753	557,301
Carlyle High Yield Partners, Series 2004-6A, Class C, 2.96%, 8/11/16(8)(10)	1,000	895,321
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.975%, 3/8/17(10)	985	851,393
Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.317%, 7/17/19(10)	500	386,404
Comstock Funding Ltd., Series 2006-1A, Class D, 4.739%, 5/30/20(8)(10)	1,844	1,375,636
FUEL Trust, Series 2011-1, 4.207%, 4/15/16(8)	3,750	3,851,381

Total Asset-Backed Securities
(identified cost $9,284,973)		$8,668,786

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

U.S. Government Agency Obligations — 1.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank:
4.125%, 12/13/19	$3,975	$4,586,104
5.25%, 12/9/22	9,000	11,223,918
5.375%, 5/15/19	6,585	8,121,116
5.375%, 8/15/24	5,740	7,167,544

Total U.S. Government Agency Obligations
(identified cost $29,176,418)		$31,098,682

Common Stocks — 1.5%

Security	Shares	Value

Automotive — 0.1%

Dayco Products, LLC(15)(16)	25,372	$894,363

		$894,363

Building and Development — 0.2%

Panolam Industries International, Inc.(6)(15)(17)	3,677	$3,140,305
United Subcontractors, Inc.(6)(15)(16)	1,231	87,889
WCI Communities, Inc.(6)(15)(16)	4,575	285,965

		$3,514,159

Containers and Glass Products — 0.3%

Anchor Glass Container Corp.(6)(15)	142,857	$4,672,852

		$4,672,852

Diversified Manufacturing — 0.0%(3)

MEGA Brands, Inc.(15)	14,905	$98,494

		$98,494

Ecological Services and Equipment — 0.0%(3)

Environmental Systems Products Holdings, Inc.(6)(15)(17)	2,484	$226,044

		$226,044

Financial Intermediaries — 0.0%(3)

RTS Investor Corp.(6)(15)(16)	357	$28,539

		$28,539

Food Service — 0.0%

Buffets, Inc.(6)(15)	30,225	$0

		$0

Home Furnishings — 0.0%(3)

Oreck Corp.(6)(15)(16)	9,399	$574,749
Sanitec Europe Oy B Units(6)(15)(16)	26,249	157,537
Sanitec Europe Oy E Units(6)(15)(16)	25,787	0

		$732,286

Leisure Goods / Activities / Movies — 0.1%

Metro-Goldwyn-Mayer Holdings, Inc.(15)(16)	72,419	$1,889,231

		$1,889,231

Lodging and Casinos — 0.0%(3)

Affinity Gaming, LLC(6)(15)(16)	46,819	$276,233
Greektown Superholdings, Inc.(15)	828	41,607
Tropicana Entertainment, Inc.(6)(15)(16)	17,051	271,964

		$589,804

Nonferrous Metals / Minerals — 0.0%(3)

Euramax International, Inc.(6)(15)(16)	1,636	$490,830

		$490,830

Oil and Gas — 0.0%(3)

SemGroup Corp.(15)	15,874	$462,568

		$462,568

Publishing — 0.2%

Ion Media Networks, Inc.(6)(15)(16)	5,187	$4,149,600
MediaNews Group, Inc.(6)(15)(16)	14,016	280,455
Source Interlink Companies, Inc.(6)(15)(16)	2,862	0
Star Tribune Media Holdings Co.(15)(16)	1,315	37,971
SuperMedia, Inc.(15)(16)	9,296	22,217

		$4,490,243

Radio and Television — 0.1%

New Young Broadcasting Holding Co., Inc.(15)(16)	632	$1,896,000

		$1,896,000

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Steel — 0.5%

RathGibson Acquisition Co., LLC(6)(15)(17)	218,800	$9,517,800

		$9,517,800

Total Common Stocks
(identified cost $11,039,285)		$29,503,213

Preferred Stocks — 0.1%

Security	Shares	Value

Ecological Services and Equipment — 0.0%(3)

Environmental Systems Products Holdings, Inc., Series A(6)(15)(17)	569	$35,847

		$35,847

Financial Intermediaries — 0.0%(3)

GMAC Capital Trust I, 8.125%	20,465	$472,946

		$472,946

Oil, Gas & Consumable Fuels — 0.1%

Chesapeake Energy Corp., 4.50%, Convertible	9,691	$888,180

		$888,180

Total Preferred Stocks
(identified cost $1,477,443)		$1,396,973

Warrants — 0.0%(3)

Security	Shares	Value

Chemicals and Plastics — 0.0%

Foamex, Series A, Expires 12/31/13(6)(15)(16)	663	$0
Foamex, Series B, Expires 12/31/15(6)(15)(16)	663	0

		$0

Food Products — 0.0%(3)

ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(15)	1,745	$165,775

		$165,775

Oil and Gas — 0.0%(3)

SemGroup Corp., Expires 11/30/14(15)	16,708	$122,888

		$122,888

Publishing — 0.0%(3)

Reader’s Digest Association, Inc. (The), Expires 2/19/14(6)(15)(16)	23,833	$0
Star Tribune Media Holding, Expires 9/28/13(15)	935	26,998

		$26,998

Radio and Television — 0.0%(3)

New Young Broadcasting Holding Co., Inc., Expires 12/24/24(15)(16)	4	$12,000

		$12,000

Retailers (Except Food and Drug) — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(6)(15)(16)	10,360	$0
Oriental Trading Co., Inc., Expires 2/11/16(6)(15)(16)	11,366	0

		$0

Total Warrants
(identified cost $7,041)		$327,661

Miscellaneous — 0.0%(3)

Security	Shares	Value

Business Equipment and Services — 0.0%(3)

NCS Acquisition Corp., Escrow Certificate(6)(15)	5,250,000	$361,988

		$361,988

Cable and Satellite Television — 0.0%(3)

Adelphia Recovery Trust(6)(15)	2,786,444	$0
Adelphia, Inc., Escrow Certificate(15)	300,000	1,875
Adelphia, Inc., Escrow Certificate(15)	2,500,000	15,625

		$17,500

Health Care — 0.0%(3)

US Oncology, Inc., Escrow Certificate(15)	1,815,000	$45,375

		$45,375

Total Miscellaneous
(identified cost $2,777,648)		$424,863

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

Interest Rate Swaptions — 0.2%

			Notional
		Expiration	Amount
Description	Counterparty	Date	(000’s omitted)	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.25%	Citibank NA	2/28/17	$52,500	$2,300,602
Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.25%	Credit Suisse International	2/28/17	52,500	2,300,603

Total Interest Rate Swaptions
(identified cost $5,071,500)				$4,601,205

Short-Term Investments — 2.0%

	Interest/
	Principal
	Amount
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(18)	$26,603	$26,603,249
State Street Bank and Trust Euro Time Deposit, 0.01%, 4/2/12	11,346	11,346,030

Total Short-Term Investments
(identified cost $37,949,279)		$37,949,279

Total Investments — 140.8%
(identified cost $2,643,713,157)		$2,733,277,597

Less Unfunded Loan Commitments — 0.0%(3)		$(484,196)

Net Investments — 140.8%
(identified cost $2,643,228,961)		$2,732,793,401

Other Assets, Less Liabilities — (27.0)%		$(524,661,919)

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (13.8)%		$(266,627,170)

Net Assets Applicable to Common Shares — 100.0%		$1,941,504,312

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

BACM	- Bank of America Commercial Mortgage, Inc.
BSCMS	- Bear Stearns Commercial Mortgage Securities, Inc.
CGCMT	- Citigroup Commercial Mortgage Trust
COMM	- Commercial Mortgage Pass-Through Certificate
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
FUEL	- Ford Upgrade Exchange Linked Notes
GECMC	- General Electric Commercial Mortgage Corporation
GMACC	- GMAC Commercial Mortgage Securities, Inc.
GSMS	- Goldman Sachs Mortgage Securities Corporation II
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	- LB-UBS Commercial Mortgage Trust
MLMT	- Merrill Lynch Mortgage Trust
MSC	- Morgan Stanley Capital I
MTN	- Medium-Term Note
RBSCF	- Royal Bank of Scotland Commercial Funding
WBCMT	- Wachovia Bank Commercial Mortgage Trust
WF-RBS	- WF-RBS Commercial Mortgage Trust
EUR	- Euro
GBP	- British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after March 31, 2012, at which time the interest rate will be determined.

(3)	Amount is less than 0.05%.

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 14).

(7)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At March 31, 2012, the aggregate value of these securities is $438,071,989 or 22.6% of the Fund’s net assets applicable to common shares.

(9)	Security converts to floating rate after the indicated fixed-rate coupon period.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Portfolio of Investments — continued

(10)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2012.

(11)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(12)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(13)	Adjustable rate mortgage security. Rate shown is the rate at March 31, 2012.

(14)	Weighted average fixed-rate coupon that changes/updates monthly.

(15)	Non-income producing security.

(16)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(17)	Restricted security (see Note 8).

(18)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2012.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Statement of Assets and Liabilities

Assets	March 31, 2012

Unaffiliated investments, at value (identified cost, $2,616,625,712)	$2,706,190,152
Affiliated investment, at value (identified cost, $26,603,249)	26,603,249
Cash	8,781
Foreign currency, at value (identified cost, $1,395,133)	1,397,203
Interest and dividends receivable	27,562,604
Interest receivable from affiliated investment	1,444
Receivable for investments sold	18,891,231
Receivable for variation margin on open financial futures contracts	169,603
Receivable for open forward foreign currency exchange contracts	228,653
Receivable for closed forward foreign currency exchange contracts	6,728
Tax reclaims receivable	11,519
Prepaid expenses	1,493,980
Other assets	489,125

Total assets	$2,783,054,272

Liabilities

Notes payable	$439,200,000
Payable for reverse repurchase agreements, including accrued interest of $5,805	62,767,805
Payable for investments purchased	70,092,389
Payable for open forward foreign currency exchange contracts	217,968
Payable to affiliates:
Investment adviser fee	1,732,342
Accrued expenses	912,286

Total liabilities	$574,922,790

Auction preferred shares (10,665 shares outstanding) at liquidation value plus cumulative unpaid dividends	$266,627,170

Net assets applicable to common shares	$1,941,504,312

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 117,344,153 shares issued and outstanding	$1,173,442
Additional paid-in capital	2,244,721,057
Accumulated net realized loss	(392,873,102)
Accumulated distributions in excess of net investment income	(1,590,229)
Net unrealized appreciation	90,073,144

Net assets applicable to common shares	$1,941,504,312

Net Asset Value Per Common Share

($1,941,504,312 ÷ 117,344,153 common shares issued and outstanding)	$16.55

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Statements of Operations

	Period Ended	Year Ended
Investment Income	March 31, 2012(1)	April 30, 2011

Interest and other income	$148,059,771	$165,246,835
Dividends (net of foreign taxes, $7,134 and $0, respectively)	326,727	81,945
Interest allocated from affiliated investment	32,108	82,504
Expenses allocated from affiliated investment	(5,052)	(3,308)

Total investment income	$148,413,554	$165,407,976

Expenses

Investment adviser fee	$18,907,155	$20,660,466
Trustees’ fees and expenses	55,042	50,500
Custodian fee	662,961	715,104
Transfer and dividend disbursing agent fees	20,134	29,696
Legal and accounting services	532,733	1,345,859
Printing and postage	458,498	389,816
Interest expense and fees	9,205,246	11,983,686
Preferred shares service fee	361,281	392,463
Miscellaneous	185,724	195,805

Total expenses	$30,388,774	$35,763,395

Deduct —
Reduction of investment adviser fee	$109,454	$1,486,753
Reduction of custodian fee	116	796

Total expense reductions	$109,570	$1,487,549

Net expenses	$30,279,204	$34,275,846

Net investment income	$118,134,350	$131,132,130

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(14,956,219)	$18,490,261
Investment transactions allocated from affiliated investment	1,396	1,378
Financial futures contracts	(18,674,027)	(4,703)
Foreign currency and forward foreign currency exchange contract transactions	1,690,401	(3,787,884)

Net realized gain (loss)	$(31,938,449)	$14,699,052

Change in unrealized appreciation (depreciation) —
Investments	$(19,395,610)	$73,617,637
Financial futures contracts	2,192,528	(1,589,591)
Foreign currency and forward foreign currency exchange contracts	6,012,085	(5,124,207)

Net change in unrealized appreciation (depreciation)	$(11,190,997)	$66,903,839

Net realized and unrealized gain (loss)	$(43,129,446)	$81,602,891

Distributions to preferred shareholders

From net investment income	$(368,804)	$(839,072)

Net increase in net assets from operations	$74,636,100	$211,895,949

(1)	For the eleven months ended March 31, 2012.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Statements of Changes in Net Assets

		Year Ended April 30,
	Period Ended
Increase (Decrease) in Net Assets	March 31, 2012(1)	2011	2010

From operations —
Net investment income	$118,134,350	$131,132,130	$137,228,049
Net realized gain (loss) from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	(31,938,449)	14,699,052	(41,694,098)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	(11,190,997)	66,903,839	471,840,480
Distributions to preferred shareholders —
From net investment income	(368,804)	(839,072)	(794,073)

Net increase in net assets from operations	$74,636,100	$211,895,949	$566,580,358

Distributions to common shareholders —
From net investment income	$(129,435,941)	$(154,723,619)	$(152,314,907)
Tax return of capital	(5,063,927)	(6,947,700)	—

Total distributions to common shareholders	$(134,499,868)	$(161,671,319)	$(152,314,907)

Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$964,004	$1,385,235
Issued in connection with tax-free reorganization (see Note 15)	—	—	77,565,332

Net increase in net assets from capital share transactions	$—	$964,004	$78,950,567

Net increase (decrease) in net assets	$(59,863,768)	$51,188,634	$493,216,018

Net Assets Applicable to Common Shares

At beginning of period	$2,001,368,080	$1,950,179,446	$1,456,963,428

At end of period	$1,941,504,312	$2,001,368,080	$1,950,179,446

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares

At end of period	$(1,590,229)	$(459,081)	$6,535,002

(1)	For the eleven months ended March 31, 2012.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Statements of Cash Flows

	Period Ended	Year Ended
Cash Flows From Operating Activities	March 31, 2012(1)	April 30, 2011

Net increase in net assets from operations	$74,636,100	$211,895,949
Distributions to preferred shareholders	368,804	839,072

Net increase in net assets from operations excluding distributions to preferred shareholders	$75,004,904	$212,735,021
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,136,676,643)	(1,245,402,208)
Investments sold and principal repayments	1,138,638,924	1,333,476,229
Decrease (increase) in short-term investments, net	4,005,898	(6,763,744)
Net amortization/accretion of premium (discount)	7,228,901	1,406,084
Amortization of structuring fee on notes payable	1,316,814	1,430,468
Decrease in interest and dividends receivable	1,864,814	201,842
Decrease (increase) in interest receivable from affiliated investment	4,577	(1,989)
Decrease (increase) in receivable for investments sold	(9,633,326)	15,077,189
Increase in receivable for variation margin on open financial futures contracts	(169,603)	—
Increase in receivable for open forward foreign currency exchange contracts	(228,653)	—
Increase in receivable for closed forward foreign currency exchange contracts	(6,728)	—
Increase in tax reclaims receivable	(11,519)	—
Decrease in prepaid expenses	36,800	43,366
Decrease in receivable from affiliate	—	13,300
Decrease (increase) in other assets	(5,673)	131,156
Increase (decrease) in payable for investments purchased	(19,955,369)	47,422,076
Increase (decrease) in payable for variation margin on open financial futures contracts	(243,986)	243,986
Increase (decrease) in payable for open forward foreign currency exchange contracts	(5,491,324)	4,932,306
Increase in payable to affiliate for investment adviser fee	197,645	55,604
Decrease in payable to affiliate for Trustees’ fees	(4,208)	—
Decrease in accrued expenses and accrued interest on reverse repurchase agreements	(309,247)	(44,475)
Increase (decrease) in unfunded loan commitments	(2,040,318)	2,179,159
Net change in unrealized (appreciation) depreciation from investments	19,395,609	(73,617,637)
Net realized loss (gain) from investments	14,956,219	(18,491,639)
Return of capital distributions from investments	—	3,920,755

Net cash provided by operating activities	$87,874,508	$278,946,849

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(134,499,868)	$(160,707,315)
Cash distributions to preferred shareholders	(370,614)	(840,317)
Proceeds from notes payable	307,000,000	240,000,000
Repayment of notes payable	(286,000,000)	(348,000,000)
Repayment of TALF loans payable	(51,042,132)	—
Proceeds from reverse repurchase agreements, net	62,762,000	—

Net cash used in financing activities	$(102,150,614)	$(269,547,632)

Net increase (decrease) in cash*	$(14,276,106)	$9,399,217

Cash at beginning of period(2)	$15,682,090	$6,282,873

Cash at end of period(2)	$1,405,984	$15,682,090

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$—	$964,004
Cash paid for interest and fees on borrowings	$7,677,416	$10,724,116

(1)	For the eleven months ended March 31, 2012.
(2)	Balance includes foreign currency, at value.
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(473,618) and $478,864, respectively.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Financial Highlights
Selected data for a common share outstanding during the periods stated

			Year Ended April 30,
	Period Ended
	March 31, 2012(1)		2011	2010	2009	2008	2007

Net asset value — Beginning of period (Common shares)	$17.060		$16.630	$12.960	$16.330	$18.320	$18.210

Income (Loss) From Operations

Net investment income(2)(3)	$1.007		$1.118	$1.213	$1.348	$1.700	$1.701
Net realized and unrealized gain (loss)(3)	(0.368)		0.697	3.809	(3.290)	(1.817)	0.281
Distributions to preferred shareholders from net investment income(2)	(0.003)		(0.007)	(0.007)	(0.058)	(0.360)	(0.359)

Total income (loss) from operations	$0.636		$1.808	$5.015	$(2.000)	$(0.477)	$1.623

Less Distributions to Common Shareholders

From net investment income	$(1.103)		$(1.319)	$(1.345)	$(1.347)	$(1.513)	$(1.513)
Tax return of capital	(0.043)		(0.059)	—	(0.023)	—	—

Total distributions to common shareholders	$(1.146)		$(1.378)	$(1.345)	$(1.370)	$(1.513)	$(1.513)

Net asset value — End of period (Common shares)	$16.550		$17.060	$16.630	$12.960	$16.330	$18.320

Market value — End of period (Common shares)	$16.050		$16.080	$16.600	$11.580	$15.300	$18.700

Total Investment Return on Net Asset Value(4)	4.44	%(5)	11.68%	40.73%	(10.71)%	(1.99)%	9.42%

Total Investment Return on Market Value(4)	7.40	%(5)	5.52%	57.21%	(14.85)%	(10.04)%	19.01%

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

Year Ended April 30,
Period Ended
Ratios/Supplemental Data	March 31, 2012(1)	2011	2010	2009	2008	2007

Net assets applicable to common shares, end of period (000’s omitted)	$1,941,504	$2,001,368	$1,950,179	$1,456,963	$1,836,391	$2,056,843
Ratios (as a percentage of average daily net assets applicable to common shares):(6)
Expenses excluding interest and fees(7)	1.19	%(8)	1.15%	1.02%	1.09%	1.07%	1.02%
Interest and fee expense(9)	0.52	%(8)	0.61%	1.04%	1.37%	—	—
Total expenses	1.71	%(8)	1.76%	2.06%	2.46%	1.07%	1.02%
Net investment income	6.68	%(8)	6.73%	7.90%	9.91%	9.89%	9.39%
Portfolio Turnover	42	%(5)	46%	46%	27%	39%	49%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings under the credit agreement, are as follows:

Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(6)
Expenses excluding interest and fees(7)	0.86	%(8)	0.83%	0.69%	0.71%	0.76%	0.73%
Interest and fee expense(9)	0.38	%(8)	0.44%	0.70%	0.90%	—	—
Total expenses	1.24	%(8)	1.27%	1.39%	1.61%	0.76%	0.73%
Net investment income	4.82	%(8)	4.85%	5.31%	6.48%	7.00%	6.73%

Senior Securities:
Total notes payable outstanding (in 000’s)	$439,200	$418,200	$526,200	$619,200	$—	$—
Asset coverage per $1,000 of notes payable(10)	$6,028	$6,423	$5,213	$3,784	$—	$—
Total preferred shares outstanding	10,665	10,665	10,665	10,665	32,000	32,000
Asset coverage per preferred share	$93,767	(11)	$98,061	(11)	$86,494	(11)	$66,119	(11)	$82,395	(12)	$89,289	(12)
Involuntary liquidation preference per preferred share(13)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(13)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	For the eleven months ended March 31, 2012. The Fund changed its fiscal year-end from April 30 to March 31.
(2)	Computed using average common shares outstanding.
(3)	For federal income tax purposes, net investment income per share was $1.147, $1.253, $1.342, $1.395, $1.787 and $1.899, and net realized and unrealized gain (loss) per share was $(0.508), $0.562, $3.680, $(3.337), $(1.904) and $(0.80) for the period ended March 31, 2012 and the years ended April 30, 2011, 2010, 2009, 2008, and 2007, respectively.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(5)	Not annualized.
(6)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS (see Note 10), the TALF loans (see Note 11) and the reverse repurchase agreements (see Note 12).
(10)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(11)	Calculated by subtracting the Fund’s total liabilities (not including the notes payables and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 375%, 392%, 346% and 264% at March 31, 2012 and at April 30, 2011, 2010 and 2009, respectively.
(12)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(13)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

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Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At March 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $321,472,726 and current year deferred capital losses of $46,667,739 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on March 31, 2013 ($40,885,552), March 31, 2014 ($28,843,098), March 31, 2015 ($18,927,766), March 31, 2016 ($31,018,401), March 31, 2017 ($112,795,908), March 31, 2018 ($67,565,640) and March 31, 2019 ($21,436,361). The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of March 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

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Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

J Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L Swaptions — A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Fund pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Fund’s risk is limited to the premium paid.

M Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security during the term of the agreement. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

N Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of March 31, 2012 is as follows:

APS Issued and
Outstanding

Series A	2,133
Series B	2,133
Series C	2,133
Series D	2,133
Series E	2,133

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the

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Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2012, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the eleven months then ended were as follows:

	APS Dividend	Dividends	Average APS	Dividend
	Rates at	Accrued to APS	Dividend	Rate
	March 31, 2012	Shareholders	Rates	Ranges (%)

Series A	0.08%	$75,931	0.16%	0.05–0.50
Series B	0.17	69,944	0.14	0.05–0.24
Series C	0.15	73,052	0.15	0.03–0.45
Series D	0.15	70,951	0.15	0.03–0.50
Series E	0.17	78,926	0.16	0.05–0.30

The amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year ended April 30, 2011 were as follows:

	Dividends	Average APS	Dividend
	Accrued to APS	Dividend	Rate
	Shareholders	Rates	Ranges (%)

Series A	$168,274	0.32%	0.18–0.47
Series B	169,631	0.32	0.20–0.42
Series C	167,716	0.31	0.20–0.44
Series D	168,623	0.32	0.18–0.42
Series E	164,828	0.31	0.18–0.47

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of March 31, 2012.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the eleven months ended March 31, 2012 and the years ended April 30, 2011 and April 30, 2010 was as follows:

		Year Ended April 30,
	Eleven Months Ended
	March 31, 2012	2011	2010

Distributions declared from:
Ordinary Income	$129,804,745	$155,562,691	$153,108,980
Tax return of capital	5,063,927	6,947,700	—

During the eleven months ended March 31, 2012, accumulated net realized loss was decreased by $10,947,726, accumulated distributions in excess of net investment income was decreased by $10,539,247 and paid-in capital was decreased by $21,486,973 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for mixed straddles, premium amortization, investments in partnerships, paydown gain (loss), swap contracts, defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(368,140,465)
Net unrealized appreciation	$63,750,278

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in partnerships, defaulted bond interest and premium amortization.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the eleven months ended March 31, 2012 and the year ended April 30, 2011 the Fund’s investment adviser fee totaled $18,907,155 and $20,660,466, respectively. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average weekly gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average weekly gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first eight full years of operations on May 30, 2011. Pursuant to this agreement, EVM waived $109,454 and $1,486,753 of its investment adviser fee for the eleven months ended March 31, 2012 and year ended April 30, 2011, respectively.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the eleven months ended March 31, 2012 and year ended April 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the eleven months ended March 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,021,303,126	$1,010,602,555
U.S. Government and Agency Securities	115,373,517	128,036,369

	$1,136,676,643	$1,138,638,924

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Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

6 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

		Year Ended April 30,
	Eleven Months Ended
	March 31, 2012	2011	2010

Issued to shareholders electing to receive payments of distributions in Fund shares	—	58,781	83,853
Issued to connection with the acquisition of Eaton Vance Credit Opportunities Fund (see Note 15)	—	—	4,738,774

Net increase	—	58,781	4,822,627

7 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,668,948,890

Gross unrealized appreciation	$111,379,192
Gross unrealized depreciation	(47,534,681)

Net unrealized appreciation	$63,844,511

8 Restricted Securities

At March 31, 2012, the Fund owned the following securities (representing 0.7% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$226,044
Panolam Industries International, Inc.	12/30/09	3,677	2,020,511		3,140,305
RathGibson Acquisition Co., LLC	6/14/10	218,800	1,161,180		9,517,800

Total Common Stocks			$3,181,691		$12,884,149

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958		$35,847

Total Preferred Stocks			$9,958		$35,847

Total Restricted Securities			$3,191,649		$12,919,996

(1)	Less than $0.50.

9 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the

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Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

4/30/12	British Pound Sterling 4,337,803	United States Dollar 6,799,701	JPMorgan Chase Bank	$(137,408)
5/31/12	British Pound Sterling 3,651,927	United States Dollar 5,777,349	JPMorgan Chase Bank	(61,667)
5/31/12	Euro 34,485,753	United States Dollar 46,235,394	Citibank NA	228,653
6/29/12	British Pound Sterling 1,569,123	United States Dollar 2,489,453	Goldman Sachs International	(18,893)

				$10,685

Futures Contracts
Expiration			Aggregate		Net Unrealized
Month/Year	Contracts	Position	Cost	Value	Appreciation

6/12	150 U.S. 2-Year Treasury Note	Short	$(33,037,000)	$(33,021,094)	$15,906
6/12	200 U.S. 5-Year Treasury Note	Short	(24,628,125)	(24,507,813)	120,312
6/12	225 U.S. 10-Year Treasury Note	Short	(29,450,391)	(29,133,985)	316,406
6/12	40 U.S. 30-Year Treasury Bond	Short	(5,660,313)	(5,510,000)	150,313

					$602,937

At March 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaptions to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2012 the fair value of derivatives with credit-related contingent features in a net liability position was $217,968.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts and swaption contracts are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At March 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $4,829,858 representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $2,529,255. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2012 was as follows:

		Fair Value

Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$228,653	(1)	$(217,968	)(2)
Interest Rate	Financial Futures Contracts	$602,937	(3)	$—
Interest Rate	Interest Rate Swaptions	$4,601,205	(4)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(3)	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(4)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the eleven months ended March 31, 2012 was as follows:

		Realized Gain (Loss)	Change in Unrealized
		on Derivatives Recognized	Appreciation (Depreciation) on
Risk	Derivative	in Income(1)	Derivatives Recognized in Income(2)

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$2,237,000	$5,719,977
Interest Rate	Financial Futures Contracts	(18,674,027)	2,192,528
Interest Rate	Interest Rate Swaptions	—	(470,295)

Total		$(16,437,027)	$7,442,210

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Financial futures contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts, Financial futures contracts and Investment transactions, respectively.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended April 30, 2011 was as follows:

		Realized Gain (Loss)	Change in Unrealized
		on Derivatives Recognized	Appreciation (Depreciation) on
Risk	Derivative	in Income(1)	Derivatives Recognized in Income(2)

Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(3,950,490)	$(4,932,306)
Interest Rate	Financial Futures Contracts	(4,703)	(1,589,591)

Total		$(3,955,193)	$(6,521,897)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Financial futures contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Financial futures contracts, respectively.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

The average notional amounts of forward foreign currency exchange contracts, financial futures contracts and swaptions outstanding during the eleven months ended March 31, 2012, which are indicative of the volume of these derivative types, were approximately $88,400,000, $170,083,000 and $8,750,000, respectively.

10 Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to a limit of $715,625,000 for a period of five years, the proceeds of which were primarily used to partially redeem the Fund’s APS. The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. The Agreement was renewed effective March 23, 2012. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 0.65% per annum (0.60% per annum prior to March 23, 2012) on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.35% per annum (0.45% per annum if the Fund’s outstanding borrowings are equal to or less than 50% of the borrowing limit, and 0.45% per annum prior to March 23, 2012) on the borrowing limit under the Agreement. The Fund also paid an initial structuring fee of $7,156,250 which is being amortized to interest expense over a period of five years. The unamortized structuring fee at March 31, 2012 is approximately $1,470,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2012, the Fund had borrowings outstanding under the Agreement of $439,200,000 at an interest rate of 0.33%. The carrying amount of the borrowings at March 31, 2012 approximated its fair value. For the eleven months ended March 31, 2012, the average borrowings under the Agreement and the average annual interest rate were $476,197,024 and 0.28%, respectively. For the year ended April 30, 2011, the average borrowings under the Agreement and the average interest rate were $488,139,726 and 0.38%, respectively.

11 Term Asset-Backed Securities Loan Facility

Prior to November 30, 2011, the Fund participated in the Term Asset-Backed Loan Facility (TALF), a loan facility administered by the Federal Reserve Bank of New York in conjunction with the U.S. Treasury Department. The Fund obtained term financing for eligible asset-backed securities and commercial mortgage-backed securities that met certain criteria. Under the terms of the program, the Fund pledged as collateral commercial mortgage-backed securities in exchange for nonrecourse loans of 85% of the value of the pledged collateral at the inception of the loans. The loans, which could be prepaid in whole or in part at any time at the Fund’s option without a penalty, were repaid during the eleven months ended March 31, 2012.

Interest on the loans was based on a predetermined rate on the loan origination date and was payable monthly, typically from the interest received on the pledged collateral. In addition, the Fund paid an administrative fee of 0.20% of the amount borrowed which was being amortized as interest expense to the maturity date of the loans. Unamortized administrative fees at the time the loans were repaid were expensed as interest.

For the eleven months ended March 31, 2012, the average borrowings under the TALF program and the weighted average annual interest rate were $32,357,066 and 2.78%, respectively. For the year ended April 30, 2011, the average borrowings and the weighted average interest rate were $51,042,132 and 2.78%, respectively.

The Fund elected to value its TALF loans at fair value, as permitted by U.S. generally accepted accounting principles for fair value measurements, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The Fund valued its TALF loans using methods determined in good faith by or at the direction of the Trustees of the Fund. Each such determination was based on consideration of, including but not limited to, observable market transactions, the nonrecourse nature of the loans, the value of the underlying collateral, and market interest rates.

12 Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

					Principal Amount
	Trade	Maturity	Interest	Principal	Including Accrued
Counterparty	Date	Date	Rate	Amount	Interest

Bank of America	3/23/12	4/23/12	0.37%	$62,762,000	$62,767,805

For the eleven months ended March 31, 2012, the average borrowings under reverse repurchase agreements and the average annual interest rate were $43,654,842 and 0.33%, respectively. At March 31, 2012, the market value of securities pledged for the benefit of the counterparty for reverse repurchase agreements was $64,918,347. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at March 31, 2012. There were no reverse repurchase agreements outstanding during the year ended April 30, 2011.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

13 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

14 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$806,732,766	$2,673,650	$809,406,416
Corporate Bonds & Notes	—	984,929,677	2,245,132	987,174,809
Foreign Government Securities	—	226,882	—	226,882
Mortgage Pass-Throughs	—	544,155,261	—	544,155,261
Collateralized Mortgage Obligations	—	108,042,929	—	108,042,929
Commercial Mortgage-Backed Securities	—	169,816,442	—	169,816,442
Asset-Backed Securities	—	8,668,786	—	8,668,786
U.S. Government Agency Obligations	—	31,098,682	—	31,098,682
Common Stocks	583,279	4,759,172	24,160,762	29,503,213
Preferred Stocks	1,361,126	—	35,847	1,396,973
Warrants	—	327,661	0	327,661
Miscellaneous	—	62,875	361,988	424,863
Interest Rate Swaptions	—	4,601,205	—	4,601,205
Short-Term Investments	—	37,949,279	—	37,949,279

Total Investments	$1,944,405	$2,701,371,617	$29,477,379	$2,732,793,401

Forward Foreign Currency Exchange Contracts	$—	$228,653	$—	$228,653
Futures Contracts	602,937	—	—	602,937

Total	$2,547,342	$2,701,600,270	$29,477,379	$2,733,624,991

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(217,968)	$—	$(217,968)

Total	$—	$(217,968)	$—	$(217,968)

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

				Investments
	Investments	Investments		in Preferred
	in Senior	in Corporate	Investments	Stocks,
	Floating-Rate	Bonds &	in Common	Warrants and	TALF Loans
	Interests	Notes	Stocks	Miscellaneous	Payable	Total

Balance as of April 30, 2011	$4,729,112	$6,352,882	$21,825,447	$64,704	$(51,042,132)	$(18,069,987)
Realized gains (losses)	(2,546,617)	181,156	899,120	(6,493,930)	—	(7,960,271)
Change in net unrealized appreciation (depreciation)*	2,294,697	616,306	2,126,460	6,781,721	—	11,819,184
Cost of purchases(1)	199,341	45,009	—	—	—	244,350
Proceeds from sales(1)	(2,998,203)	(3,349,801)	(1,068,275)	(1,841,959)	—	(9,258,238)
Accrued discount (premium)	125,982	83,088	—	—	—	209,070
Repayment of TALF Loans Payable	—	—	—	—	51,042,132	51,042,132
Transfers to Level 3**	869,338	492	411,831	1,916,284	—	3,197,945
Transfers from Level 3**	—	(1,684,000)	(33,821)	(28,985)	—	(1,746,806)

Balance as of March 31, 2012	$2,673,650	$2,245,132	$24,160,762	$397,835	$—	$29,477,379

Change in net unrealized appreciation (depreciation) on investments still held as of March 31, 2012*	$(306,837)	$(267,662)	$2,929,196	$287,856	$—	$2,642,553

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments. Transfers from Level 3 to Level 2 were due to increased market trading activity resulting in the availability of significant observable inputs in determining the fair value of these investments.
(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

At March 31, 2012, the value of investments transferred between Level 1 and Level 2, if any, during the eleven months then ended was not significant.

15 Reorganizations

Prior to the opening of business on March 12, 2010, the Fund acquired the net assets applicable to common shares of Eaton Vance Credit Opportunities Fund (the Acquired Fund) pursuant to an agreement and Plan of Reorganization approved by the shareholders of the Acquired Fund on February 26, 2010. The acquisition was accomplished by a tax-free exchange of 4,738,774 common shares of the Fund (valued at $77,565,332) for 7,274,487 common shares of the Acquired Fund, each outstanding on March 11, 2010, and cash consideration equal to the aggregate liquidation value of the Acquired Fund’s Auction Preferred Shares (value at $8,000,000). The investment portfolio of the Acquired Fund, with a fair value of $84,111,346 and identified cost of $101,932,161 at March 11, 2010, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets applicable to common shares of the Fund immediately before the acquisition were $1,840,816,015. The net assets applicable to common shares of the Acquired Fund at that date of $77,565,332, including $44,649,745 of accumulated net realized losses and $17,755,310 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets applicable to common shares of $1,918,381,347.

Assuming the acquisition had been completed on May 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended April 30, 2010 were as follows:

Net investment income	$142,462,493
Net realized losses	$(52,049,865)
Net increase in net assets resulting from operations	$603,910,531

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notes to Financial Statements — continued

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund since March, 12, 2010, through the period ended April 30, 2010.

16 Legal Proceedings

In May 2010, the Fund received a demand letter from a law firm on behalf of a putative common shareholder. The demand letter alleged that Eaton Vance Management (“EVM”) and the Trustees and officers of the Fund breached their fiduciary duty to the Fund in connection with redemption by the Fund of its auction preferred securities (“APS”) following the collapse of auction markets in February 2008. The letter demanded that the Board of Trustees of the Fund take certain action to remedy those alleged breaches. In August 2010, following a thorough investigation conducted by the independent Trustees of the Fund, the Board of Trustees of the Fund (including all of the independent Trustees) rejected the demands set forth in the demand letter. To date, a shareholder derivative action has not been filed. Additionally, two separate purported class action lawsuits were filed against the Fund on behalf of putative common shareholders in the Fund, alleging breach of fiduciary duty by the Fund’s Trustees and EVM in connection with the Fund’s redemption of APS. These purported class actions were dismissed in June and July 2011. On October 21, 2011, the Fund received a demand letter on behalf of a putative common shareholder who was a named plaintiff in one of the dismissed class actions described above. The demand letter alleged that EVM and the Trustees and officers of the Fund breached their fiduciary duty to the Fund in connection with the same redemption of the Fund’s APS at issue in the May 2010 demand letter. In December 2011, following a thorough investigation conducted by the independent Trustees of the Fund, the Board of Trustees of the Fund (including all of the independent Trustees) rejected the demands set forth in the demand letter. To date, a shareholder derivative action has not been filed.

17 Fiscal Year-End Change

Effective September 30, 2011, the fiscal year-end of the Fund was changed from April 30 to March 31.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2012, and the related statements of operations and cash flows for the eleven month period ended March 31, 2012, and for the year ended April 30, 2011, the statements of changes in net assets for the eleven month period ended March 31, 2012, and for each of the two years in the period ended April 30, 2011, and the financial highlights for the eleven month period ended March 31, 2012, and each of the five years in the period ended April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of March 31, 2012, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Limited Duration Income Fund as of March 31, 2012, the results of its operations and cash flows for the eleven month period ended March 31, 2012, and for the year ended April 30, 2011, the changes in its net assets for the eleven month period ended March 31, 2012, and for each of the two years in the period ended April 30, 2011, and the financial highlights for the eleven month period ended March 31, 2012, and for each of the five years in the period ended April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2012

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Notice to Shareholders

At the August 8, 2011 Board Meeting, the Trustees approved the following defensive investing policy: “During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.”

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Annual Meeting of Shareholders

The Fund held its Annual Meeting of Shareholders on March 16, 2012. The following action was taken by the shareholders:

Item 1: The election of Scott E. Eston as a Class I Trustee, to serve out the Class I term, Harriett Tee Taggart as a Class II Trustee, to serve out the Class II term, as well as Ronald A. Pearlman and Helen Frame Peters as Class III Trustees, and Ralph F. Verni as a Class III Auction Preferred Shares (“APS”) Trustee, elected solely by holders of APS, of the Fund each for a three-year term expiring in 2015.

Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld

Ralph F. Verni (APS)	1,391	29

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Scott E. Eston	105,053,638	2,239,145
Harriett Tee Taggart	105,031,854	2,260,929
Ronald A. Pearlman	104,920,317	2,372,466
Helen Frame Peters	105,081,580	2,211,203

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of March 31, 2012, Fund records indicate that there are 388 registered shareholders and approximately 88,247 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

NYSE Amex symbol

The NYSE Amex symbol is EVV.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2014. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2013. 1 year. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2003.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2015. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2013. 3 years. Trustee since 2003.	Distinguished Professor of Corporate and Business Law, Jack C. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2014. 2 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class III Trustee	Until 2015. 3 Years. Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 1956	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(A)	APS Trustee.

Eaton Vance
Limited Duration Income Fund

March 31, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

1856-4/12	CE-LDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2011 and March 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/11	3/31/12

Audit Fees	$91,740	$92,660
Audit-Related Fees(1)	$23,330	$5,330
Tax Fees(2)	$18,480	$18,670
All Other Fees(3)	$1,400	$1,200

Total	$134,950	$117,860

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2011 and March 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/11	3/31/12

Registrant	$43,210	$25,200
Eaton Vance(1)	$259,328	$356,561

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Catherine C. McDermott, Scott H. Page, Payson F. Swaffield, Andrew Szczurowski, Mark S. Venezia, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Ms. McDermott, and Messrs. Page, Swaffield, Szczurowski, Venezia and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Ms. McDermott has been an EVM portfolio manager since 2008 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Mr. Page has been an EVM portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of EVM’s Bank Loan Investment Group. Mr. Swaffield has been an EVM portfolio manager since 1996 and is a Vice President of EVM and BMR as well as Chief Income Investment Officer. Mr. Szczurowski has been an EVM portfolio manager since November 2011 and is an Assistant Vice President of EVM and BMR. Prior to joining EVM in 2007, Mr. Szczurowski was affiliated with BNY Mellon. Mr. Venezia has been an EVM portfolio manager since 1984 and is a Vice President of EVM and BMR. He is director of EVM’s Global Bond Department. Mr. Weilheimer has been an EVM portfolio manager since 1996 and is a Vice President of EVM and BMR. He is director of EVM’s High Yield Investments. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
			Accounts	Total Assets of
	Number of	Total Assets of	Paying a	Accounts Paying
	All	All	Performance	a Performance
	Accounts	Accounts	Fee	Fee
Catherine C. McDermott
Registered Investment Companies	2	$971.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	12	$17,077.8	0	$0
Other Pooled Investment Vehicles	6	$6,640.5	0	$0
Other Accounts	2	$1,360.4	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,277.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Szczurowski
Registered Investment Companies	2	$2,277.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark S. Venezia(1)
Registered Investment Companies	12	$23,815.4	0	$0
Other Pooled Investment Vehicles	3	$964.6	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	4	$6,778.2	0	$0
Other Pooled Investment Vehicles	3	$301.1	0	$0
Other Accounts	9	$739.5	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and a pooled investment vehicle that invests or may invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or other portfolio manager(s).
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	$100,001-$500,000
Payson F. Swaffield	$100,001-$500,000
Andrew Szczurowski	None
Mark S. Venezia	None
Michael W. Weilheimer	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below) In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date:	May 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	May 15, 2012

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date:	May 15, 2012